UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2012 – January 31, 2013

Item 1: Reports to Shareholders

Annual Report | January 31, 2013
Vanguard Energy Fund

> Vanguard Energy Fund returned about 4% for the 12 months ended January 31, 2013.

> The fund’s return was slightly higher than that of its benchmark index and exceeded the average return of similar funds.

> The energy sector underperformed the broad U.S. stock market. Integrated oil and gas companies weighed on returns, while refining and marketing firms did particularly well.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2013

Total
Returns
Vanguard Energy Fund
Investor Shares	4.07%
Admiral™ Shares	4.14
MSCI ACWI Energy Index	3.56
Global Natural Resources Funds Average	-0.94

Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2012, Through January 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$62.60	$62.66	$1.340	$1.034
Admiral Shares	117.52	117.63	2.595	1.941

1

Chairman’s Letter

Dear Shareholder,

Vanguard Energy Fund returned about 4% for the fiscal year ended January 31, 2013. The fund’s result slightly surpassed that of its benchmark index and was well ahead of the average return of global natural resources funds, which invest in both energy and materials stocks.

After a disappointing first half of the period, crude oil and natural gas prices rebounded, which in turn helped energy stocks to end up in positive territory for the 12 months. Profitable selections among some refining and marketing firms were offset by setbacks in several large integrated oil and gas firms.

For the second straight fiscal year, the energy sector trailed the performance of the broader market. But unlike the situation in the previous year, when the Energy Fund’s return was negative, investors’ brighter outlook for the global economy helped push up energy consumption.

If you invest in the Energy Fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

Led by European shares, stocks saw double-digit returns
Global stock markets rose sharply in the 12 months ended January 31, with European equities delivering the most robust results. Investors seemed buoyed by progress in addressing fiscal challenges in Europe and elsewhere.

2

European stocks gained about 20% even as economic woes persisted for many countries in the region. This disparity is less unusual than it may appear. Vanguard research has found that the relationship between a country’s economic growth and its stock market returns has typically been weak over time.

In the United States, attention to federal budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to investor anxiety before policymakers reached a limited tax rate agreement on the cusp of the new year. Although a credible long-term deficit-reduction strategy has yet to be crafted, investors propelled U.S. stocks to a 12-month gain of nearly 17%.

Bonds’ advance slowed; challenges may lie ahead
The broad U.S. taxable bond market returned a little more than 2.5% for the fiscal year. That modest result contrasts with the strong returns to which bond investors may have grown accustomed over recent years.

Bonds have been in a long-running bull market, as prices climbed and yields tumbled over many years. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. That trend later reversed, and the 10-year yield broke 2% in late January.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.03%	14.48%	4.28%
Russell 2000 Index (Small-caps)	15.47	15.98	6.31
Russell 3000 Index (Broad U.S. market)	16.90	14.60	4.44
MSCI All Country World Index ex USA (International)	13.86	7.03	-0.10

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.59%	5.41%	5.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.80	6.53	5.73
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.09	0.38

CPI
Consumer Price Index	1.59%	2.05%	1.76%

3

Bonds can provide critical diversification benefits to a portfolio, but their return prospects look much less promising than they have in recent years. As yields have dropped, the opportunity for price appreciation has greatly diminished. (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

As for money market funds and savings accounts, their returns barely budged as the Federal Reserve held short-term interest rates between 0% and 0.25%, a policy in place since late 2008.

Rebounding fuel prices helped energy stocks finish in the black
The energy sector rose during the 12-month period, but not as much as the market overall. The industry’s comparatively tepid performance was reflected in the Energy Fund’s return of about 4%, which lagged returns from U.S. and international markets.

During the first half of the period, energy stocks retreated modestly as sovereign-debt worries weighed down the European economy, growth in China appeared to decelerate, and oil prices declined, crimping profit margins for oil companies. Furthermore, overproduction and an unusually warm winter kept natural gas prices near decade lows.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.34%	0.28%	1.32%

The fund expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the fund’s expense ratios were 0.31% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Global Natural Resources Funds.

4

But the sector turned around in the period’s second half. Oil prices rebounded, with Brent crude, a benchmark based on oil produced outside the United States, soaring about 30% from June to January and finishing the 12 months up nearly 5%. In an unusual divergence, West Texas Intermediate Crude, a benchmark based on oil produced domestically, fell 1% during the 12 months as increased U.S. and Canadian production and a temporary distribution bottleneck held down prices in North America.

The fluctuations in global petroleum prices are noteworthy because the Energy Fund, its benchmark, and its peer group funds have all tended to follow the ups and downs of oil more in recent years than they did previously. Natural gas prices, meanwhile, finished the period up about one-third after U.S. gas drillers recalibrated their production to reduce oversupply.

U.S. refining and marketing stocks offset losses from foreign firms
The unexpected boost in U.S. energy production is remaking the energy landscape. Amidst these changes, your fund’s advisors continue to invest across the globe, seeking the best long-term energy-related investments. The fund’s strongest performers this past fiscal year included U.S. refining and marketing companies, a relatively small segment of the fund’s holdings that soared about 63%. These companies took advantage of being able to buy cheaper U.S. oil, which boosted profit margins.

Total Returns
Ten Years Ended January 31, 2013

Average
Annual Return
Energy Fund Investor Shares	15.46%
Spliced Energy Index	12.91
Global Natural Resources Funds Average	12.13

For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Oil and gas exploration and production companies, the fund’s second-largest segment by asset size, rose modestly (+4%). The fund’s holdings in this subsector outperformed their counterparts in the benchmark index.

On the other hand, the fund’s holdings in integrated oil and gas companies—the largest subsector in both the fund and the index—barely gained ground, underperforming their counterparts in the index. Returns were especially

Investment insight
A reminder about volatility
Energy stocks, like most industry sectors, tend to be more volatile than the broad market. During the past ten years, the Spliced Energy Index, Vanguard Energy
Fund’s performance benchmark, has often risen or fallen to a greater degree month-by-month than the S&P 500 Index, as the chart below shows.

Such a result should be no surprise. After all, less diversification generally means more risk. In the energy sector, the ups and downs are also consistent with the dynamic variables inherent to the industry. These factors include dramatic price spikes or declines, new drilling technologies, refining and distribution problems, and geopolitical tumult—all of which have affected energy prices in recent years. The sector’s volatility is one reason we suggest that the Energy Fund should typically represent only a modest portion of a stock portfolio.

Performance difference of energy stocks from S&P 500 Index
(January 31, 2003–January 31, 2013)

6

constrained by steep losses among some of the largest oil producers in South America.

For the ten years ended January 31, 2013, the fund had an average annual return of 15.46%, more than 2 percentage points ahead of its benchmark index and peer-group average. The broad market, as measured by the Dow Jones U.S. Total Stock Market Float Adjusted Index, had an average annual return of 8.8% for the same period.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal year.

Following four principles can help investors succeed
Our clients often ask what they should do to cope with uncertainties in the market. How should they react? Should they do something different with their money? The first point to keep in mind is that investing has always involved uncertainties. The financier J.P. Morgan, when asked what he thought the stock market would do, had a standard response: “It will fluctuate.”

In our view, the most sensible approach is to focus on what’s within your control. In short, we believe investors can give themselves a greater chance for success by acting on four key points:

• Goals. What are you investing for? Each goal should be measurable and attainable. Getting there shouldn’t depend on outsize returns, or on impractical budgeting requirements.

• Balance. After identifying your goals, pursue them through a balanced asset allocation using broadly diversified funds.

• Cost. You won’t be surprised to hear that we place a big emphasis on controlling cost. The lower your costs, the greater the share of an investment’s return that you keep.

• Discipline. All the rest depends on this: In the face of market turmoil, discipline and long-term perspective can help you stay on track toward your goals.

Successful investing doesn’t have to be complicated, but that’s not to say it’s easy. Investing can provoke strong emotions, and it’s hard to stay levelheaded during times of volatility. If you’re getting pulled off course, try to redirect your attention to the principles I’ve outlined. These principles—which reflect the core philosophy Vanguard has held for decades—can be the answer to uncertainty.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 13, 2013

7

Advisors’ Report

Vanguard Energy Fund returned 4.07% for Investor Shares and 4.14% for Admiral Shares in the fiscal year ended January 31, 2013. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 19, 2013.

Wellington Management Company, LLP

Portfolio Manager:
Karl E. Bandtel, Senior Vice President

The investment environment
Broad-market equities around the world posted solid performance during the 12 months ended January 31, 2013, as the MSCI All Country World Index returned 15.5% (in U.S. dollar terms), outpacing the more modest performance of stocks in the energy sector.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	95	11,507	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Equity Investment	3	384	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies relative to their
			peers.
Cash Investments	2	228	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

8

In commodities markets, competing crosscurrents were at play, particularly with oil. On the one hand, increasing production in the United States and Iraq, coupled with falling demand from developed markets, is exerting downward pressure on prices. On the other, increased demand from emerging markets and declining production outside North America and OPEC are supportive of higher prices. The price of crude oil fluctuated throughout the period, but it finished close to $98 per barrel (West Texas Intermediate), about where it started.

The price of natural gas in the United States, which began the fiscal year near $2.50 per million BTUs (Henry Hub), fell below $2 before advancing to $3.33 at the period’s close. Although its price rebounded from historical lows, natural gas remains, in our view, inexpensive compared with coal and oil, at least in North America. Over time, we believe that the replacement of oil with natural gas as a fuel source in the United States, Europe, and Asia presents a significant opportunity. This substitution, combined with the impact of several projects under way to facilitate the export of U.S. natural gas, is likely to further shrink the wide price disparity between global energy prices and North American natural gas.

Our successes
Stock selection within the energy equipment and services subsector—along with modest exposure to Beijing Enterprises Holdings, a Hong Kong-based industrial conglomerate—bolstered the portfolio’s relative returns.

Our position in shares of natural gas producer Cabot Oil & Gas was a notable contributor to the portfolio’s performance. The company announced strong results, driven largely by robust production in Pennsylvania’s Marcellus Shale. Cabot, whose entire resource base is in the continental United States, is a low-cost producer with a strong balance sheet. We believe the company should benefit from reduced natural gas production industrywide as prices remain below marginal cost. This cutback in production should ultimately lead to higher natural gas prices. We continue to hold the stock.

Marathon Petroleum is a U.S. refiner and marketer of petroleum products. Share prices nearly doubled during the period because of continued low feedstock costs as West Texas Intermediate crude remained inexpensive compared with global oil prices. In October, Marathon announced a deal to buy a refinery at an attractive valuation. We trimmed our position as the stock climbed.

9

Our shortfalls
Security selection among integrated oil and gas companies hindered relative returns. The portfolio’s significant detractors during the period included YPF, an Argentine integrated company. Shares fell when Argentina’s government took over day-to-day control (and a 51% majority stake) of the company by decree. YPF has an attractive asset profile at an inexpensive valuation relative to the rest of the energy universe, but our concerns that the government would not treat the company’s minority shareholders well did not diminish. We began reducing our holdings in YPF midway through the year and eliminated them altogether shortly before the period’s close.

Another detractor was Occidental Petroleum, an energy exploration and production company that operates principally in the United States (with promising assets in Texas, California, and North Dakota) and the Middle East. Occidental is among a select few exploration and production firms that have increased production while maintaining attractive returns on capital, generating excess free cash flow, and prioritizing the dividend.

The stock was out of favor during the fiscal year, at least in part because of investors’ concerns about performance in California and skepticism about large investments in Texas and the Mideast. In our view, the market’s concerns are overdone. Occidental has high leverage to oil, a strong outlook for production growth, and a solid track record of financial discipline. This discipline is reflected in the company’s sound balance sheet, robust cash flow, and commitment to maintaining dividend growth. We continue to hold the stock.

In a rising equity market, our cash position was also a slight drag on performance.

The fund’s positioning
Our long-term outlook for the energy sector remains favorable. However, as always, we urge caution regarding the near-term direction of commodity prices and the volatility inherent in investing in energy stocks. Over the long term, energy prices are likely to be bound by marginal cost on the low end and marginal utility on the high end. Crude oil prices will keep varying with changes to the outlook for both supply and demand. And although regional factors still drive natural gas pricing, we believe that the wide price disparity with other fuels and changing views about both coal-fired and nuclear power generation will drive global long-term demand.

The trends of growing demand, shrinking spare capacity, and logistical challenges favor resource owners, particularly those with high-quality assets and experienced management teams. We believe such companies are best positioned to succeed in an environment of a tight supply-and-demand balance and rising capital intensity. Given our view that the basic drivers of

10

energy prices persist, we remain focused on analyzing company fundamentals, with an eye toward taking advantage of cyclical opportunities. We also focus on capital allocation and cost structure to identify companies with a relative cost advantage.

The portfolio remains focused on upstream companies and skewed in favor of low-cost producers with compelling valuations, based on our assessment of their long-term resource bases. We believe that many of these companies can create value for shareholders absent generally rising commodity prices. Our investment process remains consistent, emphasizing large-capitalization integrated oil and exploration and production companies. Maintaining a large-cap, low-turnover bias, this global portfolio has representation across energy’s subsectors.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal Michael R. Roach, CFA

Energy stocks recovered in the second half of the fiscal year, along with the rest of the global market, but not enough to make up for a poor first half.

Our quantitative approach to investing focuses on specific stock fundamentals. Because we believe there is no single indicator for identifying outperforming stocks, we diversify our analysis across multiple factors:

• Valuation, which measures the price we pay for earnings and cash flows.

• Management decisions, which assesses the actions taken by company management that signal its informed opinions regarding a firm’s prospects and earnings.

• Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

• Quality, which measures balance-sheet strength and the sustainability of earnings.

Our risk-control process then neutralizes the portfolio’s variance from our benchmark in market capitalization, volatility, and other factors. In our view, the possible rewards do not justify such risk exposures.

The results from our stock selection model were positive as a whole. Our quality model was flat, but all other factors contributed positively, with valuation the strongest.

For the period, our most successful holdings were spread throughout various global regions, including Marathon Petroleum (+99%) and HollyFrontier (+93%) in the United States, Lukoil (+22%) in Russia, and Polski Koncern Naftowy (+39%) in Poland. Equally important to performance was our ability to limit or avoid exposure to underperforming stocks, such as Italy’s Saipem (–38%) and Brazil’s OGX Petróleo (–78%).

11

The portfolio’s results were dampened by our overweighting of Japan Petroleum Exploration (–15%) and the Netherlands’ SBM Offshore (–26%), two energy stocks that underperformed the benchmark as a whole. In addition, our underweighting of stronger-performing stocks such as Transocean (+21%), based in Switzerland, and Colombia-based Ecopetrol (+32%) hurt results relative to the benchmark.

Since the 2008–2009 market decline ended, investors have been rewarded with attractive returns across asset classes. However, even with the United States recently averting the “fiscal cliff,” many serious issues remain. Low investor confidence and higher volatility—whether caused by sluggish economic growth here or abroad, unresolved deficit and debt levels, high unemployment, or ambiguity about corporate profits—may be with us for a while.

We cannot predict how broader economic or political events will affect the markets, but we are confident that our strategy to capture the spread between undervalued and overvalued stocks will deliver worthwhile returns for long-term investors and remain an important part of a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

12

Energy Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.34%	0.28%
30-Day SEC Yield	1.83%	1.89%

Portfolio Characteristics
			DJ U.S.
			Total
		MSCI	Market
		ACWI	FA
	Fund	Energy	Index
Number of Stocks	128	170	3,595
Median Market Cap	$40.0B	$73.3B	$37.6B
Price/Earnings Ratio	12.2x	11.3x	17.2x
Price/Book Ratio	1.6x	1.6x	2.2x
Return on Equity	16.2%	18.4%	16.8%
Earnings Growth Rate	-2.2%	1.6%	9.1%
Dividend Yield	2.2%	2.9%	2.0%
Foreign Holdings	37.5%	53.0%	0.0%
Turnover Rate	18%	—	—
Short-Term Reserves	3.9%	—	—

Volatility Measures
		DJ U.S.
		Total
	Spliced	Market
	Energy	FA
	Index	Index
R-Squared	0.98	0.84
Beta	1.03	1.36

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	8.7%
Royal Dutch Shell plc	Integrated Oil & Gas	5.4
Chevron Corp.	Integrated Oil & Gas	5.2
BP plc	Integrated Oil & Gas	4.1
Occidental Petroleum
Corp.	Integrated Oil & Gas	3.3
Total SA	Integrated Oil & Gas	3.0
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	2.3
Anadarko Petroleum	Oil & Gas Exploration
Corp.	& Production	2.3
Eni SPA	Integrated Oil & Gas	2.1
CONSOL Energy Inc.	Coal & Consumable
	Fuels	2.1
Top Ten		38.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.31% for Investor Shares and 0.26% for Admiral Shares.

13

Energy Fund

Market Diversification (% of equity exposure)

Europe
United Kingdom	11.5%
France	3.5
Italy	2.2
Norway	1.0
Other	1.6
Subtotal	19.8%
Pacific
Japan	2.0%
Other	0.3
Subtotal	2.3%
Emerging Markets
China	2.5%
Russia	2.3
Brazil	1.5
Other	1.0
Subtotal	7.3%
North America
United States	61.0%
Canada	9.6
Subtotal	70.6%

Subindustry Diversification (% of equity exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	3.6%	1.9%
Industrials	0.9	0.0
Integrated Oil & Gas	46.7	54.9
Oil & Gas Drilling	2.2	2.6
Oil & Gas Equipment &
Services	9.0	9.6
Oil & Gas Exploration &
Production	29.7	20.3
Oil & Gas Refining & Marketing	5.6	5.8
Oil & Gas Storage &
Transportation	1.3	4.9
Other	1.0	0.0

14

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended January 31, 2013

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Energy Fund Investor Shares	4.07%	1.30%	15.46%	$42,114

Spliced Energy Index	3.56	0.31	12.91	33,662
Global Natural Resources Funds
Average	-0.94	-3.89	12.13	31,410
Dow Jones U.S. Total Stock Market
Float Adjusted Index	16.88	4.61	8.80	23,250

For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Energy Fund Admiral Shares	4.14%	1.36%	15.54%	$211,989
Spliced Energy Index	3.56	0.31	12.91	168,311
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.88	4.61	8.80	116,248

See Financial Highlights for dividend and capital gains information.

15

Energy Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013

Energy Fund Investor Shares
Spliced Energy Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	2.67%	-1.99%	14.64%
Admiral Shares	11/12/2001	2.73	-1.92	14.71

16

Energy Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.8%)[1]
United States (57.3%)
Energy Equipment & Services (10.2%)
	Schlumberger Ltd.	3,612,154	281,929
	Baker Hughes Inc.	5,246,680	234,632
	Halliburton Co.	5,291,397	215,254
	Ensco plc Class A	2,913,941	185,239
	National Oilwell Varco Inc.	1,252,206	92,839
	SEACOR Holdings Inc.	875,753	79,667
*	Weatherford
	International Ltd.	4,760,750	63,556
	Transocean Ltd.	1,115,307	63,249
	Bristow Group Inc.	199,882	11,389
	Diamond Offshore
	Drilling Inc.	35,800	2,688
*	Nabors Industries Ltd.	158,300	2,639
			1,233,081
Exchange-Traded Fund (0.6%)
^,2	Vanguard Energy ETF	663,000	73,228

Oil, Gas & Consumable Fuels (46.5%)
	Coal & Consumable Fuels (2.5%)
	CONSOL Energy Inc.	8,144,580	255,251
	Peabody Energy Corp.	2,050,985	51,582

	Integrated Oil & Gas (18.2%)
	Exxon Mobil Corp.	11,669,894	1,049,940
	Chevron Corp.	5,493,855	632,617
	Occidental
	Petroleum Corp.	4,514,416	398,488
	Hess Corp.	1,210,099	81,270
	Murphy Oil Corp.	792,400	47,164

	Oil & Gas Exploration & Production (21.4%)
	Anadarko Petroleum Corp.	3,460,125	276,879
	Cabot Oil & Gas Corp.	4,531,452	239,170
	EOG Resources Inc.	1,616,891	202,079
	Devon Energy Corp.	3,502,355	200,300
*	Southwestern Energy Co.	4,962,040	170,198

			Market
			Value
		Shares	($000)
*	Denbury Resources Inc.	8,950,734	166,752
	Noble Energy Inc.	1,506,179	162,351
	EQT Corp.	2,555,315	151,811
	Range Resources Corp.	2,224,125	149,394
	ConocoPhillips	2,500,754	145,044
	Apache Corp.	1,707,595	143,028
	Pioneer Natural
	Resources Co.	827,195	97,229
	Chesapeake Energy Corp.	4,594,432	92,716
*	Cobalt International
	Energy Inc.	3,074,622	74,437
*	WPX Energy Inc.	4,228,689	63,557
	Marathon Oil Corp.	1,850,346	62,190
*	Whiting Petroleum Corp.	1,250,655	59,506
*	Newfield Exploration Co.	1,855,658	54,742
	Energen Corp.	718,861	34,606
*	Kosmos Energy Ltd.	1,765,010	21,851
*,^	Ultra Petroleum Corp.	634,916	11,568
*	Laredo Petroleum
	Holdings Inc.	471,700	8,703
*	Plains Exploration &
	Production Co.	36,020	1,720

	Oil & Gas Refining & Marketing (3.9%)
	Valero Energy Corp.	4,593,974	200,894
	Marathon Petroleum Corp. 2,028,175		150,511
	Phillips 66	1,611,754	97,624
*	PBF Energy Inc.	443,200	14,803
	HollyFrontier Corp.	64,900	3,389

	Oil & Gas Storage & Transportation (0.5%)
	Kinder Morgan Inc.	1,629,016	61,023
	Williams Cos. Inc.	123,300	4,322
			5,638,709
Total United States			6,945,018
International (37.5%)
Australia (0.3%)
	Oil Search Ltd.	3,897,262	29,761
	Caltex Australia Ltd.	116,620	2,367

17

Energy Fund

		Market
		Value
	Shares	($000)
Woodside Petroleum Ltd.	22,387	829
		32,957
Austria (0.0%)
OMV AG	70,995	2,925

Brazil (1.4%)
Petroleo Brasileiro
SA ADR	9,057,270	165,567
Petroleo Brasileiro
SA Prior Pfd.	385,244	3,498
Petroleo Brasileiro
SA	249,132	2,281
Petroleo Brasileiro
SA ADR Type A	81,450	1,473
		172,819
Canada (9.2%)
Canadian Natural
Resources Ltd.	7,839,568	236,912
Suncor Energy Inc.	5,733,817	195,064
Cenovus Energy Inc.	4,770,205	158,562
Encana Corp.	7,078,325	137,036
TransCanada Corp.	1,729,401	81,858
* Tourmaline Oil Corp.	1,856,200	62,996
Canadian Oil Sands Ltd.	2,826,210	59,393
Cameco Corp.	2,573,670	55,463
Pacific Rubiales
Energy Corp.	2,061,295	48,091
Penn West
Petroleum Ltd.	2,608,021	26,393
Petrominerales Ltd.	2,260,180	20,123
* Athabasca Oil Corp.	1,519,900	16,138
Suncor Energy Inc.	235,234	7,995
Encana Corp.	180,400	3,487
Husky Energy Inc.	102,600	3,199
Enbridge Inc.	46,550	2,046
Canadian Natural
Resources Ltd.	65,078	1,965
Cenovus Energy Inc.	33,639	1,117
Canadian Oil Sands Ltd.
(Toronto Shares)	40,900	861
		1,118,699
China (2.4%)
PetroChina Co. Ltd. ADR	934,610	132,902
Beijing Enterprises
Holdings Ltd.	12,171,235	87,755
China Shenhua
Energy Co. Ltd.	11,588,390	49,831
CNOOC Ltd.	2,962,717	6,097
China Petroleum &
Chemical Corp.	3,672,000	4,455
China Oilfield
Services Ltd.	1,114,000	2,412
PetroChina Co. Ltd.	1,112,000	1,577

		Market
		Value
	Shares	($000)
* China High Speed
Transmission Equipment
Group Co. Ltd.	516,000	206
		285,235
Finland (0.0%)
Neste Oil Oyj	152,229	2,429

France (3.4%)
Total SA ADR	6,392,765	347,063
Technip SA	378,135	40,945
Total SA	298,394	16,171
* Cie Generale de
Geophysique - Veritas	80,374	2,328
		406,507
Hungary (0.0%)
MOL Hungarian Oil
and Gas plc	31,961	2,752

India (0.8%)
Reliance Industries Ltd.	5,740,902	95,707
Oil & Natural Gas
Corp. Ltd.	444,511	2,839
Cairn India Ltd.	322,307	1,959
		100,505
Israel (0.0%)
Delek Group Ltd.	3,000	741

Italy (2.1%)
Eni SPA ADR	4,985,140	248,908
Eni SPA	390,833	9,762
		258,670
Japan (1.9%)
Inpex Corp.	28,493	164,968
JX Holdings Inc.	11,176,470	65,939
Idemitsu Kosan Co. Ltd.	23,700	2,078
		232,985
Malaysia (0.0%)
Petronas Dagangan Bhd.	274,500	2,014

Norway (0.9%)
Statoil ASA ADR	3,968,560	105,286
Statoil ASA	220,901	5,885
Aker Solutions ASA	119,458	2,613
		113,784
Poland (0.0%)
* Polski Koncern Naftowy
Orlen SA	155,742	2,465
* Grupa Lotos SA	147,504	1,911
		4,376
Portugal (0.7%)
Galp Energia SGPS SA	4,956,196	80,451

18

Energy Fund

		Market
		Value
	Shares	($000)
Russia (2.2%)
Gazprom OAO ADR	16,615,955	156,489
Rosneft OAO GDR	10,482,740	92,027
Lukoil OAO ADR	102,145	6,887
Tatneft OAO ADR	75,220	3,465
AK Transneft OAO
Prior Pfd.	1,074	2,525
TMK OAO GDR	128,997	1,964
Gazprom OAO	124,674	590
		263,947
South Africa (0.1%)
Sasol Ltd.	117,950	5,094

Spain (0.9%)
* Repsol SA	4,885,444	108,952

Thailand (0.1%)
PTT PCL (Foreign)	265,500	3,045
PTT Exploration &
Production PCL (Foreign)	516,000	2,882
Thai Oil PCL (Foreign)	930,700	2,302
		8,229
United Kingdom (11.1%)
Royal Dutch Shell
plc ADR	6,798,495	479,430
BP plc ADR	10,614,065	472,538
BG Group plc	10,148,942	180,135
Royal Dutch Shell
plc Class B	4,168,037	151,497
BP plc	2,484,319	18,390
* Genel Energy plc	1,288,081	15,706
Royal Dutch Shell
plc Class A	387,301	13,730
Royal Dutch Shell
plc Class A
(Amsterdam Shares)	132,417	4,683
AMEC plc	127,701	2,188
Tullow Oil plc	16,591	299
Cairn Energy plc	1	—
		1,338,596
Total International		4,542,667
Total Common Stocks
(Cost $7,231,992)		11,487,685

			Market
			Value
		Shares	($000)
Temporary Cash Investments (5.2%)[1]
Money Market Fund (1.2%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.143%	142,615,651	142,616

		Face
		Amount
		($000)
Repurchase Agreement (3.8%)
	RBS Securities, Inc. 0.130%,
	2/1/13 (Dated 1/31/13,
	Repurchase Value
	$463,502,000, collateralized
	by U.S. Treasury Note/Bonds
	0.250%–3.250%,
	2/28/13–12/31/16)	463,500	463,500

U.S. Government and Agency Obligations (0.2%)
[5,6]	Fannie Mae Discount
	Notes, 0.097%, 3/27/13	10,100	10,097
5	Fannie Mae Discount
	Notes, 0.100%, 4/3/13	15,000	14,996
[5,6]	Freddie Mac Discount
	Notes, 0.125%, 2/19/13	100	100
			25,193
Total Temporary Cash Investments
	(Cost $631,312)		631,309
Total Investments (100.0%)
	(Cost $7,863,304)		12,118,994
Other Assets and Liabilities (0.0%)
	Other Assets		67,588
	Liabilities[4]		(68,002)
			(414)
	Net Assets (100%)		12,118,580

19

Energy Fund

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,908,688
Overdistributed Net Investment Income	(22,363)
Accumulated Net Realized Losses	(28,038)
Unrealized Appreciation (Depreciation)
Investment Securities	4,255,690
Futures Contracts	4,583
Foreign Currencies	20
Net Assets	12,118,580

Investor Shares—Net Assets
Applicable to 85,224,294 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,340,387
Net Asset Value Per Share—
Investor Shares	$62.66

Admiral Shares—Net Assets
Applicable to 57,623,003 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,778,193
Net Asset Value Per Share—
Admiral Shares	$117.63

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $9,307,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.0% and 4.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $9,575,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $7,398,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Energy Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	287,135
Interest[2]	749
Security Lending	8,556
Total Income	296,440
Expenses
Investment Advisory Fees—Note B
Basic Fee	17,136
Performance Adjustment	(2,933)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,295
Management and Administrative—Admiral Shares	7,411
Marketing and Distribution—Investor Shares	1,188
Marketing and Distribution—Admiral Shares	1,142
Custodian Fees	494
Auditing Fees	30
Shareholders’ Reports—Investor Shares	108
Shareholders’ Reports—Admiral Shares	26
Trustees’ Fees and Expenses	31
Total Expenses	33,928
Net Investment Income	262,512
Realized Net Gain (Loss)
Investment Securities Sold[2]	5,231
Futures Contracts	20,640
Foreign Currencies	(443)
Realized Net Gain (Loss)	25,428
Change in Unrealized Appreciation (Depreciation)
Investment Securities	164,580
Futures Contracts	(2,979)
Foreign Currencies	(17)
Change in Unrealized Appreciation (Depreciation)	161,584
Net Increase (Decrease) in Net Assets Resulting from Operations	449,524

1 Dividends are net of foreign withholding taxes of $18,609,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,245,000, $155,000, and ($21,736,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	262,512	224,513
Realized Net Gain (Loss)	25,428	612,079
Change in Unrealized Appreciation (Depreciation)	161,584	(1,387,420)
Net Increase (Decrease) in Net Assets Resulting from Operations	449,524	(550,828)
Distributions
Net Investment Income
Investor Shares	(114,465)	(99,757)
Admiral Shares	(147,695)	(118,812)
Realized Capital Gain[1]
Investor Shares	(98,885)	(241,252)
Admiral Shares	(111,067)	(269,367)
Total Distributions	(472,112)	(729,188)
Capital Share Transactions
Investor Shares	(570,595)	(156,067)
Admiral Shares	10,358	535,094
Net Increase (Decrease) from Capital Share Transactions	(560,237)	379,027
Total Increase (Decrease)	(582,825)	(900,989)
Net Assets
Beginning of Period	12,701,405	13,602,394
End of Period[2]	12,118,580	12,701,405

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $0 and $54,868,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($22,363,000) and ($25,183,000).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$62.60	$69.20	$57.17	$42.62	$73.93
Investment Operations
Net Investment Income	1.336	1.072	1.053	.910	1.276[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.098	(3.949)	14.103	14.591	(28.853)
Total from Investment Operations	2.434	(2.877)	15.156	15.501	(27.577)
Distributions
Dividends from Net Investment Income	(1.340)	(1.102)	(.977)	(.951)	(1.264)
Distributions from Realized Capital Gains	(1.034)	(2.621)	(2.149)	—	(2.469)
Total Distributions	(2.374)	(3.723)	(3.126)	(.951)	(3.733)
Net Asset Value, End of Period	$62.66	$62.60	$69.20	$57.17	$42.62

Total Return[2]	4.07%	-3.82%	27.17%	36.28%	-38.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,340	$5,945	$6,731	$6,536	$4,434
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.34%	0.34%	0.38%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.15%	1.67%	1.74%	1.73%	1.84%
Portfolio Turnover Rate	18%	24%	31%	27%	21%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.01%, 0.00%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$117.52	$129.93	$107.34	$80.02	$138.86
Investment Operations
Net Investment Income	2.586	2.101	2.045	1.780	2.480[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.060	(7.432)	26.479	27.395	(54.203)
Total from Investment Operations	4.646	(5.331)	28.524	29.175	(51.723)
Distributions
Dividends from Net Investment Income	(2.595)	(2.159)	(1.899)	(1.855)	(2.480)
Distributions from Realized Capital Gains	(1.941)	(4.920)	(4.035)	—	(4.637)
Total Distributions	(4.536)	(7.079)	(5.934)	(1.855)	(7.117)
Net Asset Value, End of Period	$117.63	$117.52	$129.93	$107.34	$80.02

Total Return[2]	4.14%	-3.76%	27.24%	36.37%	-38.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,778	$6,756	$6,871	$4,439	$2,889
Ratio of Total Expenses to
Average Net Assets[3]	0.26%	0.28%	0.28%	0.31%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.20%	1.73%	1.80%	1.80%	1.91%
Portfolio Turnover Rate	18%	24%	31%	27%	21%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.01%, 0.00%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

25

Energy Fund

During the year ended January 31, 2013, the fund’s average investment in futures contracts represented 1% of net assets, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weighted Blend Index through July 31, 2010, and the current benchmark, MSCI ACWI Energy Index, thereafter. The benchmark will be fully phased in by July 2013.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $342,000 for the year ended January 31, 2013.

For the year ended January 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $2,933,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

26

Energy Fund

contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $1,558,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,945,018	—	—
Common Stocks—International	3,077,645	1,465,022	—
Temporary Cash Investments	142,616	488,693	—
Futures Contracts—Liabilities[1]	(202)	—	—
Total	10,165,077	1,953,715	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2013	1,545	115,357	2,930
S&P 500 Index	March 2013	95	35,466	1,653

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

27

Energy Fund

During the year ended January 31, 2013, the fund realized net foreign currency losses of $443,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the year ended January, 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $2,914,000 which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at January 31, 2013, had unrealized appreciation of $28,046,000.

For tax purposes, at January 31, 2013, the fund had $28,735,000 of ordinary income available for distribution. At January 31, 2013, the fund had available capital losses totaling $15,701,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2013, the cost of investment securities for tax purposes was $7,898,962,000. Net unrealized appreciation of investment securities for tax purposes was $4,220,032,000, consisting of unrealized gains of $4,418,274,000 on securities that had risen in value since their purchase and $198,242,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2013, the fund purchased $2,131,318,000 of investment securities and sold $3,050,032,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	695,926	11,544	1,166,296	17,219
Issued in Lieu of Cash Distributions	204,348	3,375	328,737	5,528
Redeemed[1]	(1,470,869)	(24,672)	(1,651,100)	(25,049)
Net Increase (Decrease)—Investor Shares	(570,595)	(9,753)	(156,067)	(2,302)
Admiral Shares
Issued	1,015,171	9,110	1,350,158	10,745
Issued in Lieu of Cash Distributions	233,904	2,064	352,941	3,171
Redeemed[1]	(1,238,717)	(11,038)	(1,168,005)	(9,311)
Net Increase (Decrease)—Admiral Shares	10,358	136	535,094	4,605

1 Net of redemption fees for fiscal 2013 and 2012 of $642,000 and $2,001,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

28

Energy Fund

I. The fund invested in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Jan. 31, 2012		Proceeds from		Jan. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Nordic American Tankers Ltd.	43,932	—	38,132	923	—

J. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

29

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2013

Special 2012 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $209,952,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $216,964,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 40.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

30

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares
Periods Ended January 31, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	4.07%	1.30%	15.46%
Returns After Taxes on Distributions	3.39	0.50	14.62
Returns After Taxes on Distributions and Sale of
Fund Shares	3.30	1.16	13.28

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2012	1/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,107.75	$1.75
Admiral Shares	1,000.00	1,108.18	1.43
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.54	$1.68
Admiral Shares	1,000.00	1,023.84	1.38

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

34

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032013

Annual Report | January 31, 2013
Vanguard Precious Metals and Mining Fund

> For the fiscal year ended January 31, 2013, Vanguard Precious Metals and Mining Fund returned –26.13%.

> The fund trailed the result of its benchmark and the average return of its peer funds for the period.

> Holdings in diversified metals and mining companies weighed heaviest on the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2013

Total
Returns
Vanguard Precious Metals and Mining Fund	-26.13%
S&P Custom Precious Metals and Mining Index	-15.05
Precious Metals Equity Funds Average	-24.13
Precious Metals Equity Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2012, Through January 31, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$22.14	$15.46	$0.710	$0.300

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended January 31, 2013, Vanguard Precious Metals and Mining Fund returned –26.13%. The fund lagged its benchmark, the Standard & Poor’s Custom Precious Metals and Mining Index, which returned –15.05% for the period. The fund also trailed the –24.13% average return of its peers.

The fund’s holdings in the diversified metals and mining industry and among gold-related companies weighed heaviest on returns. A lack of exposure to gold bullion also hindered results.

If you hold the fund in a taxable account, you may wish to review the information on after-tax performance provided later in this report.

Led by European shares, stocks saw double-digit returns
Global stock markets rose sharply in the 12 months ended January 31, with equities in Europe delivering the most robust results. Investors seemed buoyed by progress in addressing fiscal challenges there and elsewhere.

European stocks gained about 20% even as many countries in the region continued to struggle with economic woes. This disparity isn’t as unusual as it may appear. Vanguard research has found that the relationship between a country’s economic growth and its stock market returns has typically been weak over time.

2

In the United States, attention to federal budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to investor anxiety before policymakers reached a limited tax-rate agreement on the cusp of the new year. Although a credible long-term deficit-reduction strategy has yet to be crafted, investors propelled U.S. stocks to a 12-month gain of nearly 17% for the fund’s fiscal year.

Bonds’ advance slowed; challenges may lie ahead
The broad U.S. taxable bond market returned a little more than 2.5% for the fiscal year. That modest result contrasts with the strong returns to which bond investors may have grown accustomed.

Bonds have been in a long-running bull market, as prices climbed and yields tumbled over many years. (Bond prices and yields move in opposite directions.) Indeed, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. Recently, however, that trend reversed, and the 10-year yield broke 2% in late January.

Bonds can provide critical diversification benefits to a portfolio, but their return prospects look much less promising than in recent years. As yields have dropped, the opportunity for price appreciation has greatly diminished. (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.03%	14.48%	4.28%
Russell 2000 Index (Small-caps)	15.47	15.98	6.31
Russell 3000 Index (Broad U.S. market)	16.90	14.60	4.44
MSCI All Country World Index ex USA (International)	13.86	7.03	-0.10

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.59%	5.41%	5.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.80	6.53	5.73
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.09	0.38

CPI
Consumer Price Index	1.59%	2.05%	1.76%

3

As for money market funds and savings accounts, their returns barely budged as the Federal Reserve held short-term interest rates between 0% and 0.25%, a policy in place since late 2008.

Poor stock selection leads to disappointing results
Vanguard Precious Metals and Mining Fund offers exposure to a concentrated area of the market, investing primarily in companies that are involved in the mining of, or exploration for, precious and rare metals and minerals.

During the fiscal year, stock selection in diversified metals and mining companies, as well as in gold mining companies, weighed on the fund’s performance.

Within diversified metals and mining, the fund avoided or had limited exposure to some of the industry’s top performers, which hurt the fund’s return compared with the index, as did its lack of exposure to gold bullion.

While the fund has historically had less of its assets in gold stocks than its peers, in recent years your fund’s advisor, M&G Investment Management, had increased the fund’s exposure to this category. At the end of last year, gold stocks accounted for about 56% of the fund’s assets. However, during the most recent 12-month period, M&G began once again to scale back the fund’s exposure to gold. At the close of the reporting period, gold stocks accounted for less than 30% of the fund’s holdings, compared with about 38% for the index.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.29%	1.30%

The fund expense ratio shown is from the prospectus dated May 29, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the fund’s expense ratio was 0.26%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Precious Metals Equity Funds.

4

While limiting the fund’s position in gold stocks, the advisor simultaneously increased the portfolio’s exposure to chemical companies—more specifically, fertilizer and agricultural companies—which aren’t typically included in the index. At the end of the reporting period, chemical companies accounted for about 27% of the fund’s holdings. (In comparison, chemical stocks made up less than 1% of the index.) Exposure to these stocks added modestly to performance.

The fund turned in another decade of solid performance
For the ten-year period ended January 31, 2013, the fund posted an average annual return of 11.94%. The fund’s performance trailed that of its benchmark (12.85%) and peers (12.47%) but outpaced that of the broad U.S. stock market (8.53%, as measured by the Russell 3000 Index).

This year’s disappointing return had an impact on the fund’s ten-year results; when I wrote to you a year ago, the fund had an average annual return of 18.13%. At the time, I noted that it would be unwise to expect that level of performance to continue, since, especially for a fund that focuses on a narrow slice of the market, periods of exceptional strength typically give way to results that bring performance more in line with long-term averages.

Total Returns
Ten Years Ended January 31, 2013
Average
Annual Return
Precious Metals and Mining Fund	11.94%
Spliced Precious Metals and Mining Index	12.85
Precious Metals Equity Funds Average	12.47

For a benchmark description, see the Glossary.

Precious Metals Equity Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Although recent struggles may have moderated the fund’s long-term results, it nonetheless has produced double-digit returns over the past decade. The fund’s performance is a credit to M&G—the London-based firm that has managed the fund since its inception in 1984. We believe that the team’s ongoing efforts, accompanied by the fund’s low costs, will continue to generate competitive results over the long term.

Following four principles can help investors succeed
Our clients often ask what they should do to cope with uncertainties in the market. How should they react? Should they do something different with their money?

The first point to keep in mind is that investing has always involved uncertainties. The financier J.P. Morgan, when asked what he thought the stock market would do, had a standard response: “It will fluctuate.”

In our view at Vanguard, the most sensible approach is to focus on what’s within an investor’s control. In short, we believe investors can give themselves a greater chance for success by acting on four key points:

• Goals. What are you investing for? Each goal should be measurable and attainable. Getting there shouldn’t depend on outsize returns, or on impractical budgeting requirements.

Investment insight
A broader focus sets your fund apart from its peers—and gold prices
As an investor in Vanguard Precious Metals and Mining Fund, you may have noticed that your fund doesn’t perform in lockstep with the price of gold. This is to be expected. Unlike other funds in its category, it isn’t a “gold” fund. Some of its peers invest directly in gold bullion, and some have a distinct focus on the stocks of companies operating in the gold industry. Your fund has no exposure to the actual metal, and while it may hold the stocks of gold-mining companies, it has a broader mandate and invests in an array of equities related to precious metals, base metals, minerals, and mining.

Although the Precious Metals and Mining Fund may be more diversified, on average, than competing funds, it does invest in a concentrated area of the market. Vanguard generally advises that funds with such a relatively narrow focus play a supporting—
rather than a lead—role in a balanced, diversified portfolio.

6

• Balance. After identifying your goals, pursue them through a balanced asset allocation using broadly diversified funds.

• Cost. You won’t be surprised to hear that we place a big emphasis on controlling cost. The lower your costs, the greater the share of an investment’s return that you keep.

• Discipline. All the rest depends on this: In the face of market turmoil, discipline and long-term perspective can help you stay on track toward your goals.

Successful investing doesn’t have to be complicated, but that’s not to say it’s easy. Investing can provoke strong emotions, and it’s hard to stay level-headed during times of volatility. If you’re getting pulled off course, try to redirect your attention to the principles I’ve outlined. These principles—which reflect the core philosophy Vanguard has held for decades—can be the answer to uncertainty.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 15, 2013

7

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced a return of –26.13% over the 12-month period ended January 31, 2013. This was behind the customized benchmark index, which returned –15.05%, and the peer average return of –24.13%.

The markets
During the first half of the reporting period, concern about slower growth in China dominated the headlines, hurting investor sentiment. Looking to restore confidence in the markets, U.S. Federal Reserve Chairman Ben Bernanke committed to further asset purchases and European Central Bank President Mario Draghi promised ‘‘to do whatever it takes’’ to get the economy back on track. Markets responded positively in the latter part of 2012, as Chinese growth concerns abated and the United States avoided its ‘‘fiscal cliff.’’

Despite the uncertainty, most commodity prices remained high by historical standards, although this was not necessarily reflected in the share prices of mining companies. While strong material prices suggest robust underlying demand, the stock valuations of miners are subject to additional factors that materially affected performance. In our view, this divergence stems mostly from poor stewardship of shareholder capital by management. The number and size of write-downs across the industry reflect profligate merger-and-acquisition deals that have destroyed value for investors. Other contributing factors have included failure by management to control cost inflation, the rise in geopolitical events that affect mine production, and, as a consequence of these issues, personnel changes among senior managers.

The fund’s performance
As investors, the core tenets we seek when identifying future investments are trustworthy management that aligns company and minority shareholder interests; low-cost, high-quality assets in structurally compelling industries; and operations in territories with manageable geopolitical risk. These are our ideals. However, no one investment is free of complications. In a world of increasingly scarce resources, miners and investors must look further afield for opportunities. Sometimes, in our view, the market’s appraisal of geopolitical risk can be too severe, disproportionately undervaluing a company. Conversely, too much credit can be given to companies operating in a stable jurisdiction, leaving them with no margin for error. When identifying long-term investments that will create value for investors, all these factors come into play, as does a valuation that does not reflect the full potential of the business.

Two gold producers, Centerra Gold and Nevsun Resources, suffered last year as a result of their operating environment. The Kyrgyz Republic’s opposition party brought allegations over Centerra Gold’s operating practices, depressing the share price. Centerra Gold assured us that the claims were unsubstantiated, and we believe that once the issue is resolved the true value of the asset will be reflected. Nevsun Resources’ key operations were

8

affected by social unrest in Eritrea. In both cases, we believe the impact on share prices, although significant, will be short-lived and so continue to support the management teams.

Australian metal and mineral producers hurt performance. Slow progress on its key iron ore project in Western Australia depressed the share price of Aquila Resources. The significant rebound in the price of iron ore, however, did allow the shares to recover some of their losses. The CEO’s ability to raise capital and to reallocate it into the project leads us to continue to support the company. Copper miner OZ Minerals, in our view, continues to be materially undervalued. In spite of a weaker copper price, the low-cost miner continues to generate strong cash flows. The CEO continues to wait for the right strategic opportunity to invest the substantial cash on the balance sheet, meanwhile returning cash to shareholders through a doubling of the dividend.

Turning to positives, Imerys, the French diversified minerals miner, rose in value throughout the period. Since taking over in 2011, the CEO has developed the company’s portfolio into a unique group of specialist mineral assets, offering a valuable and diversified range of revenue streams. Harry Winston Diamond, the Canadian diamond miner and luxury brand business, also performed strongly. The company sold its retail luxury brand to Swiss watch company Swatch, unlocking value for investors and enabling the business to reallocate funds to its higher-returning core diamond mining business.

Umicore, a Belgium-based metal processor, was another strong performer. Through its innovative recycling plant, the company has effectively become one of the world’s largest platinum producers without taking any traditional mining risks. The industry continues to be affected by social and political troubles in South Africa, where more than 75% of the world’s platinum is produced. We believe maintaining exposure to the metal is crucial. Demand remains robust, both for jewelry and for use in catalytic converters as vehicle emission regulations tighten, while supply is becoming increasingly constrained.

Purchases and sales
During the period, we reduced the fund’s exposure to gold equities while increasing our positions in companies that mine a range of other metals and minerals. The largest purchases during the year were in potash producers. Potash is a key component in fertilizer, which is required to increase arable land yields in a world where the diets of consumers in emerging markets are becoming more protein-based. We initiated new positions in Canadian-listed Potash Corporation of Saskatchewan and U.S.-based Mosaic, while adding further to German-listed K+S as short-term pressure on the price of potash continued to affect the company’s share price.

The potash industry meets the fund’s investment criteria of high barriers to entry for new production, disciplined industry participants, and strong long-term demand with limited option for substitution. While pricing has been subdued, we expect that

9

to change as China and India replenish stocks after more than a year’s absence from the market.

Mineral sands producer Iluka Resources was added to after the share price fell sharply following the CEO’s decision to cut production in the face of slowing demand. In our view, this was a prudent decision that preserves the value of the company’s scarce asset for when demand, and therefore pricing power, returns.

As we explained in the semiannual report six months ago, the majority of portfolio sales took place in the first half of the period, as we sold down our gold exposure because of industry and stock-specific concerns. One significant reduction was in U.S.-listed Newmont Mining. Despite signs of improving capital discipline, the company failed to obtain the requisite operating permits before investing heavily in one of its Peruvian projects, stalling production and raising costs. We further reduced our position in Canadian-listed Eldorado Gold because of operational concerns regarding recently purchased assets in Greece. Alacer Gold was also sold down because of senior management changes and concerns over the future direction of the business. We also made complete sales in U.S.-listed Minefinders and NovaGold Resources. Minefinders was the subject of a takeover by Pan American Silver, enabling us to sell our holding at a significant premium. In the case of NovaGold Resources, we exited our position after losing confidence in management’s ability to operate the business effectively.

Looking ahead
We continue to believe that the appetite for a broad range of commodities will be supported over many years by infrastructure expenditure worldwide, as well as by industrialization and rising urbanization in developing markets. We shall closely monitor individual companies’ success in managing issues such as dividend policy within the gold industry, rising taxation across the mining industry as governments decide to take a greater share of the economic rent, and labor relations as workers jostle for their share of natural resources profits. (In that regard, the fund has little exposure to South Africa.) We note with interest the departure of several major mining companies’ CEOs. If the replacements adopt a more disciplined approach to managing shareholder capital, a new tone will be set for the industry, benefiting investors.

We remain convinced of the merits of sticking to our long-term principles and focusing both on company fundamentals and on structural supply/demand imbalances for selected metals and minerals. We shall continue to invest in financially sound, well-managed companies with strategically important assets whose value is not properly appreciated by investors.

Portfolio Managers:

Graham E. French

Matthew Vaight, UKSIP

M&G Investment Management Ltd.

February 25, 2013

10

Precious Metals and Mining Fund

Fund Profile
As of January 31, 2013

Portfolio Characteristics
		S&P
		Custom	DJ U.S.
		Precious	Total
		Metals and	Market
		Mining	FA
	Fund	Index	Index
Number of Stocks	47	352	3,595
Median Market Cap	$2.3B	$21.3B	$37.6B
Price/Earnings Ratio	20.3x	17.0x	17.2x
Price/Book Ratio	1.7x	1.6x	2.2x
Return on Equity	11.1%	14.2%	16.8%
Earnings Growth Rate	24.6%	17.8%	9.1%
Dividend Yield	2.1%	2.2%	2.0%
Foreign Holdings	87.5%	89.9%	0.0%
Turnover Rate	30%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.29%	—	—
Short-Term Reserves	0.5%	—	—

Market Diversification (% of equity exposure)

Europe
United Kingdom	11.1%
Germany	6.8
Belgium	6.5
France	5.0
Other	0.2
Subtotal	29.6%
Pacific
Australia	30.9%
Emerging Markets
Russia	2.3%
Other	0.1
Subtotal	2.4%
North America
Canada	24.8%
United States	12.3
Subtotal	37.1%

Volatility Measures
S&P
	Custom	DJ
	Precious	U.S.
	Metals and	Total
	Mining	Market
	Index FA	Index
R-Squared	0.95	0.46
Beta	1.12	1.28

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Hochschild Mining plc	Precious Metals &
	Minerals	8.7%
Potash Corp. of	Fertilizers &
Saskatchewan Inc.	Agricultural
	Chemicals	7.1
K+S AG	Fertilizers &
	Agricultural
	Chemicals	6.7
Umicore SA	Precious Metals &
	Minerals	6.5
Harry Winston Diamond	Precious Metals &
Corp.	Minerals	5.5
Nevsun Resources Ltd.	Gold	5.2
Imerys SA	Construction
	Materials	4.9
Iluka Resources Ltd.	Diversified Metals &
	Mining	4.8
Newmont Mining Corp.	Gold	4.8
OZ Minerals Ltd.	Diversified Metals &
	Minerals	4.7
Top Ten		58.9%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated May 29, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratio was 0.26%.

11

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended January 31, 2013

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Precious Metals and Mining Fund	-26.13%	-6.85%	11.94%	$30,899
Spliced Precious Metals and Mining
Index	-15.05	-0.55	12.85	33,505
Precious Metals Equity Funds
Average	-24.13	-0.03	12.47	32,373
Dow Jones U.S. Total Stock Market
Float Adjusted Index	16.88	4.61	8.80	23,250

For a benchmark description, see the Glossary.

Precious Metals Equity Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

12

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013

Precious Metals and Mining Fund
Spliced Precious Metals and Mining Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	-12.98%	-6.18%	12.66%

13

Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)
Australia (30.9%)
	Iluka Resources Ltd.	14,750,000	149,514
1	OZ Minerals Ltd.	20,250,000	146,856
1	Medusa Mining Ltd.	25,250,000	130,694
*,^,1Aquila Resources Ltd.		36,165,000	118,009
*,1	St. Barbara Ltd.	60,536,881	90,653
1	Resolute Mining Ltd.	64,000,000	88,720
*,^,1Cudeco Ltd.		18,500,000	83,557
*,1	Discovery Metals Ltd.	33,447,796	37,582
*,1	Galaxy Resources Ltd.	73,893,638	29,401
*,1	Ivanhoe Australia Ltd.	40,000,000	18,564
*,1	Equatorial Resources
	Ltd.	10,082,288	15,601
*,1	Reed Resources Ltd.	76,166,667	13,483
*	Papillon Resources Ltd.	7,500,000	12,950
1	Panoramic Resources
	Ltd.	22,200,000	11,738
*,1	Glory Resources Ltd.	33,500,000	6,987
*,1	Apex Minerals NL	55,654,166	2,379
*,1	Kumarina Resources
	Ltd.	9,300,000	1,362
*,^	Gindalbie Metals Ltd.	3,000,000	864
*,1	Speewah Metals Ltd.	13,500,000	624
*,1	Drummond Gold Ltd.	35,000,000	291
			959,829
Belgium (6.5%)
	Umicore SA	3,900,000	202,915

Canada (24.7%)
	Potash Corp. of
	Saskatchewan Inc.	5,200,000	220,899
*,1	Harry Winston Diamond
	Corp.	11,700,000	172,673
1	Nevsun Resources Ltd.	38,500,000	162,894
1	Centerra Gold Inc.	15,750,000	143,067
*	Alacer Gold Corp.	5,950,000	27,143
*,^	Belo Sun Mining Corp.	12,500,000	19,676
	Barrick Gold Corp.	350,000	11,145

			Market
			Value
		Shares	($000)
*,^	NovaCopper Inc.	2,033,333	4,046
	SEMAFO Inc.	1,000,000	2,797
*	Bear Creek Mining Corp.	750,000	2,429
	Eldorado Gold Corp.	100,000	1,118
*	Lake Shore Gold Corp.	1,000,000	862
*	Claude Resources Inc.	400,000	220
			768,969
France (5.0%)
	Imerys SA	2,325,000	153,750

Germany (6.7%)
	K+S AG	4,650,000	209,620

Indonesia (0.1%)
	Vale Indonesia Tbk PT	6,500,000	1,835

Ireland (0.2%)
*	Kenmare Resources plc	13,627,035	7,194

Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	2,000,000	1,198

Russia (2.3%)
	Uralkali OJSC GDR	1,850,000	70,393

United Kingdom (11.1%)
1	Hochschild Mining plc	40,500,000	271,517
1	Petropavlovsk plc	11,500,000	63,402
	Rio Tinto plc	200,000	11,299
			346,218
United States (12.2%)
	Newmont Mining Corp.	3,450,000	148,212
	Mosaic Co.	2,300,000	140,875
1	AMCOL International
	Corp.	3,080,000	90,952
			380,039
Total Common Stocks
(Cost $3,390,923)			3,101,960

14

Precious Metals and Mining Fund

		Market
		Value[t]
	Shares	($000)
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	3,369
Total Precious Metals (Cost $1,213)		3,369
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
[2,3] Vanguard Market Liquidity
Fund, 0.143%
(Cost $39,118)	39,118,289	39,118
Total Investments (101.0%)
(Cost $3,431,254)		3,144,447
Other Assets and Liabilities (-1.0%)
Other Assets		30,733
Liabilities[3]		(63,321)
		(32,588)
Net Assets (100%)
Applicable to 201,251,211 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,111,859
Net Asset Value Per Share		$15.46

Market
Value[t]
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value[4]
Unaffiliated Issuers[4]	1,404,323
Affiliated Vanguard Funds	39,118
Other Affiliated Issuers	1,701,006
Total Investments in Securities	3,144,447
Receivables for Investment
Securities Sold	26,537
Other Assets	4,196
Total Assets	3,175,180
Liabilities
Payables for Investment
Securities Purchased	26,631
Security Lending Collateral
Payable to Brokers	21,895
Other Liabilities	14,795
Total Liabilities	63,321
Net Assets	3,111,859

At January 31, 2013, net assets consisted of:

Amount
($000)
Paid-in Capital	3,866,828
Overdistributed Net Investment Income	(254,002)
Accumulated Net Realized Losses	(214,146)
Unrealized Appreciation (Depreciation)
Investment Securities[4]	(286,807)
Foreign Currencies	(14)
Net Assets	3,111,859

t See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $14,144,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $21,895,000 of collateral received for securities on loan.
4 Includes precious metals.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	62,179
Interest[2]	100
Security Lending	2,220
Total Income	64,499
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,380
Performance Adjustment	(2,302)
The Vanguard Group—Note C
Management and Administrative	5,700
Marketing and Distribution	740
Custodian Fees	315
Auditing Fees	26
Shareholders’ Reports	61
Trustees’ Fees and Expenses	10
Total Expenses	8,930
Net Investment Income	55,569
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(213,574)
Foreign Currencies	(309)
Realized Net Gain (Loss)	(213,883)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	(976,228)
Foreign Currencies	(8)
Change in Unrealized Appreciation (Depreciation)	(976,236)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,134,550)

1 Dividends are net of foreign withholding taxes of $1,710,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $24,361,000, $100,000, and ($125,630,000), respectively.

3 Includes precious metals.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,569	75,993
Realized Net Gain (Loss)	(213,883)	394,334
Change in Unrealized Appreciation (Depreciation)	(976,236)	(524,311)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,134,550)	(53,984)
Distributions
Net Investment Income	(141,196)	(24,181)
Realized Capital Gain	(59,601)	(276,223)
Total Distributions	(200,797)	(300,404)
Capital Share Transactions
Issued	824,259	741,011
Issued in Lieu of Cash Distributions	184,683	277,838
Redeemed[1]	(977,033)	(1,279,248)
Net Increase (Decrease) from Capital Share Transactions	31,909	(260,399)
Total Increase (Decrease)	(1,303,438)	(614,787)
Net Assets
Beginning of Period	4,415,297	5,030,084
End of Period[2]	3,111,859	4,415,297

1 Net of redemption fees for fiscal 2013 and 2012 of $435,000 and $2,635,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.

2 Net Assets--End of Period includes undistributed (overdistributed) net investment income of ($254,002,000) and ($168,670,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.14	$24.15	$18.74	$10.74	$33.45
Investment Operations
Net Investment Income	.292	.334[1]	.181	.093[2]	.653
Net Realized and Unrealized Gain (Loss)
on Investments[3]	(5.962)	(.760)	6.521	8.207	(19.849)
Total from Investment Operations	(5.670)	(.426)	6.702	8.300	(19.196)
Distributions
Dividends from Net Investment Income	(.710)	(.123)	(1.101)	(.300)	(.763)
Distributions from Realized Capital Gains	(.300)	(1.461)	(.191)	—	(2.751)
Total Distributions	(1.010)	(1.584)	(1.292)	(.300)	(3.514)
Net Asset Value, End of Period	$15.46	$22.14	$24.15	$18.74	$10.74

Total Return[4]	-26.13%	-0.97%	35.35%	77.75%	-60.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,112	$4,415	$5,030	$3,684	$1,644
Ratio of Total Expenses to Average
Net Assets[5]	0.26%	0.29%	0.27%	0.27%	0.30%
Ratio of Net Investment Income to Average
Net Assets	1.62%	1.54%[1]	0.61%	0.59%[2]	2.17%
Portfolio Turnover Rate	30%	22%	34%	17%	22%

1 Net investment income per share and the ratio of net investment income to average net assets include $.103 and 0.40%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.

2 The fund received a special dividend from Centennial Coal Co. Ltd. in January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the year ended January 31,2010, by $.134 and 0.90%, respectively. The reallocation had no impact on net assets, net asset values per share, or total returns.

3 Includes increases from redemption fees of $.00, $.01, $.01, $.01, and $.01. Effective May 23, 2012, the redemption fee was eliminated.

4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

5 Includes performance-based investment advisory fee increases (decreases) of (0.07%), (0.03%), (0.05%), (0.08%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

19

Precious Metals and Mining Fund

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Custom Precious Metals and Mining Index. For the year ended January 31, 2013, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before a decrease of $2,302,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $438,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	1,149,008	—	—
Common Stocks—Other	—	1,952,952	—
Precious Metals	—	3,369	—
Temporary Cash Investments	39,118	—	—
Total	1,188,126	1,956,321	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2013, the fund realized net foreign currency losses of $309,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the year ended January 31, 2013, the fund realized gains

20

Precious Metals and Mining Fund

on the sale of passive foreign investment companies of $604,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at October 31, 2012, had unrealized appreciation of $247,737,000 all of which has been distributed and is reflected in the balance of overdistributed net investment income. Since October 31, 2012, passive foreign investment companies depreciated in value by $19,910,000; these unrealized losses have been deferred and will reduce taxable income in fiscal 2014. Passive foreign investment companies held as of January 31, 2013, had unrealized appreciation of $227,827,000.

For tax purposes, at January 31, 2013, the fund had $1,513,000 of ordinary income available for distribution. The fund had available capital losses totaling $209,921,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2013, the cost of investment securities for tax purposes was $3,663,339,000. Net unrealized depreciation of investment securities for tax purposes was $518,892,000, consisting of unrealized gains of $152,297,000 on securities that had risen in value since their purchase and $671,189,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $1,042,045,000 of investment securities and sold $1,140,103,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	49,065	29,915
Issued in Lieu of Cash Distributions	10,433	14,027
Redeemed	(57,628)	(52,827)
Net Increase (Decrease) in Shares Outstanding	1,870	(8,885)

21

Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
			Proceeds
	Jan. 31, 2012		from		Jan. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alacer Gold Corp.	239,924	—	118,287	—	NA1
AMCOL International Corp.	87,965	—	—	2,341	90,952
Apex Minerals NL	3,979	6,896	—	—	2,379
Aquila Resources Ltd.	211,654	11,380	—	—	118,009
Centerra Gold Inc.	375,144	6,732	46,850	1,743	143,067
Cudeco Ltd.	55,382	15,787	—	—	83,557
Discovery Metals Ltd.	40,996	48,865	28,853	—	37,582
Drummond Gold Ltd.	929	—	—	—	291
Equatorial Resources Ltd.	15,509	9,630	—	—	15,601
Galaxy Resources Ltd.	24,581	28,565	—	—	29,401
Glory Resources Ltd.	8,711	—	—	—	6,987
Harry Winston Diamond Corp.	111,135	30,681	—	—	172,673
Hochschild Mining plc	315,742	—	—	2,417	271,517
Ivanhoe Australia Ltd.	NA2	17,988	—	—	18,564
Kumarina Resources Ltd.	2,567	—	—	—	1,362
Medusa Mining Ltd.	144,972	—	—	1,564	130,694
Minefinders Corp.	172,996	—	27,650	—	NA3
Nevsun Resources Ltd.	253,032	—	—	3,309	162,894
NovaGold Resources Inc.	219,420	—	165,773	133	—
OZ Minerals Ltd.	199,102	49,852	23,117	7,620	146,856
Panoramic Resources Ltd.	27,580	1,501	—	413	11,738
Petropavlovsk plc	NA2	15,155	—	1,727	63,402
Reed Resources Ltd.	9,921	10,266	—	—	13,483
Resolute Mining Ltd.	112,781	23,124	—	3,052	88,720
SEMAFO Inc.	98,225	—	69,032	42	NA1
Speewah Metals Ltd.	3,430	—	—	—	624
St. Barbara Ltd.	126,529	14,477	—	—	90,653
	2,862,206			24,361	1,701,006

1 Not applicable--At January 31, 2013, the security was still held, but the issuer was no longer an affiliated company of the fund.

2 Not applicable--At January 31, 2012, the issuer was not an affiliated company of the fund.

3 Not applicable--In March 2012, Minefinders Corp. merged into Pan American Silver Corp. At January 31, 2013, the security was no longer held in the fund.

I. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 15, 2013

Special 2012 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $59,633,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $41,625,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 13.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $36,335,000 and foreign taxes paid of $1,770,000. Shareholders received more detailed information with their Form 1099-DIV in January 2013 to determine the calendar-year amounts to be included on their 2012 tax returns.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund
Periods Ended January 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-26.13%	-6.85%	11.94%
Returns After Taxes on Distributions	-27.14	-8.20	10.28
Returns After Taxes on Distributions and Sale of Fund Shares	-13.85	-4.69	10.36

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2012	1/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,049.68	$1.29
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.95	1.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

27

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Precious Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals and Mining Index thereafter.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

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© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032013

Annual Report | January 31, 2013
Vanguard Health Care Fund

> For the fiscal year ended January 31, 2013, Vanguard Health Care Fund returned nearly 20% amid a broad-based advance for health care stocks.

> The fund trailed the result of its benchmark and the average return of its peer funds for the 12 months.

> For the decade ended January 31, the fund remained significantly ahead of its comparative standards in performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2013

Total
Returns
Vanguard Health Care Fund
Investor Shares	19.59%
Admiral™ Shares	19.65
MSCI All Country World Health Care Index	23.08
Global Health/Biotechnology Funds Average	21.33

Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2012, Through January 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$131.96	$152.58	$2.757	$2.191
Admiral Shares	55.68	64.37	1.201	0.925

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended January 31, 2013, Vanguard Health Care Fund returned nearly 20% as health care stocks rallied and outpaced the broader U.S. market’s return. These stocks seemed to benefit from uncertainties about the economic outlook, both domestically and internationally. Investors often see health care as being insulated somewhat from fluctuations in the broader economy.

While delivering solid gains, the Health Care Fund lagged its comparative standards, experiencing disappointments among holdings in U.S. health insurers and pharmaceutical companies abroad. The fund’s benchmark, the MSCI All Country World Health Care Index, returned 23.08%, while global health and biotechnology funds posted an average return of 21.33% for the period. For the ten years ended January 31, 2013 the fund retained its significant performance edge over both its benchmark and its peers.

If you own shares of the fund in a taxable account, you may wish to review the fund’s after-tax returns later in this report.

Led by European shares, stocks returned double digits
Global stock markets rose sharply in the 12 months ended January 31, with European equities delivering the most robust results. Investors seemed buoyed by progress in addressing fiscal challenges there and elsewhere.

2

European stocks gained about 20% even as many countries in the region continued to struggle with economic woes. This disparity isn’t as unusual as it may appear. Vanguard research has found that the relationship between a country’s economic growth and its stock market returns has typically been weak over time.

In the United States, attention to federal budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to investor anxiety before policymakers reached a limited tax-rate agreement on the cusp of the new year. Although a credible long-term deficit-reduction strategy has yet to be crafted, investors propelled U.S. stocks to a 12-month gain of nearly 17%.

Bonds’ advance slowed; challenges may lie ahead
The broad U.S. taxable bond market returned a little more than 2.5% for the fiscal year. That modest result contrasts with the strong returns to which bond investors may have grown accustomed.

Bonds have been in a long-running bull market, as prices climbed and yields tumbled over many years. (Bond prices and yields move in opposite directions.) Indeed, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. Recently, however, that trend reversed, and the 10-year yield broke 2% in late January.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.03%	14.48%	4.28%
Russell 2000 Index (Small-caps)	15.47	15.98	6.31
Russell 3000 Index (Broad U.S. market)	16.90	14.60	4.44
MSCI All Country World Index ex USA (International)	13.86	7.03	-0.10

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.59%	5.41%	5.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.80	6.53	5.73
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.09	0.38

CPI
Consumer Price Index	1.59%	2.05%	1.76%

3

Bonds can provide critical diversification benefits to a portfolio, but their return prospects look much less promising than in recent years. As yields have dropped, the opportunity for price appreciation has greatly diminished. (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

As for money market funds and savings accounts, their returns barely budged as the Federal Reserve held short-term interest rates between 0% and 0.25%, a policy in place since late 2008.

The fund’s advisor keeps the focus on the long term
Your fund’s advisor, Wellington Management Company, chooses stocks it deems attractively valued and then typically holds on to those shares for extended periods, leading to a portfolio turnover rate that’s lower than those of many other heath care funds.

The advisor’s emphasis is where we believe it should be: on long-term results. In any given period, however, the Health Care Fund—like any actively managed fund—may underperform its benchmark and its peers.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.35%	0.30%	1.32%

The fund expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the fund’s expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Global Health/Biotechnology Funds.

4

The fund’s relative performance in the fiscal year just ended was hurt by a sizable allocation to health insurers and health care service providers (about one-quarter of the portfolio’s holdings, on average). In previous years, this allocation has boosted the fund’s results compared with the competition. The service category did have gains in the past 12 months, but they were considerably less than those recorded by pharmaceutical companies in which the benchmark index had a higher weighting than the fund.

The advisor also can look beyond the United States for diversification opportunities. As of the end of the fiscal year, a little less than one-quarter of the portfolio was invested in companies based outside North America. But results were hampered by setbacks for some foreign drugmakers. The Advisor’s Report that follows this letter provides additional details about the management of the fund during the year.

Over the past decade, the fund has distinguished itself
The Health Care Fund’s long-term results continue to be significantly better than those of the fund’s comparative standards. For the ten years ended January 31, the fund’s Investor Shares had an average annual return of 10.45%, more than 3 percentage points ahead of the yearly gain of its benchmark index and nearly 2 percentage points above the average annual return of peer funds. Credit goes to Wellington, your fund’s experienced

Total Returns
Ten Years Ended January 31, 2013

Average
Annual Return
Health Care Fund Investor Shares	10.45%
Spliced Health Care Index	6.77
Global Health/Biotechnology Funds Average	8.49

For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

advisor, whose superior stock-picking skills, coupled with the fund’s exceptionally low costs, have produced these strong results.

When I wrote to you in the semiannual report, I noted that Edward P. Owens, who had managed the Health Care Fund since its inception in 1984, would retire at the end of 2012. We wish Ed well in his retirement and thank him for his years of exemplary service to Vanguard clients.

The fund is now managed by Jean M. Hynes, who was part of Ed’s team for about two decades and has been the fund’s associate portfolio manager since 2008. I am confident that she and her colleagues at Wellington will carry on the fund’s tradition of excellence.

Following four principles can help investors succeed
Our clients often ask what they should do to cope with uncertainties in the market. How should they react? Should they do something different with their money?

The first point to keep in mind is that investing has always involved uncertainties. When asked what he thought the stock market would do, the financier J.P. Morgan had a standard response: “It will fluctuate.”

In our view, the most sensible approach is to focus on what’s within your control. In short, we believe investors can give themselves a greater chance for success by acting on four key points:

• Goals. What are you investing for? Each goal should be measurable and attainable. Getting there shouldn’t depend on outsize returns, or on impractical budgeting requirements.

• Balance. After identifying your goals, pursue them through a balanced asset allocation using broadly diversified funds.

• Cost. You won’t be surprised to hear that we place a big emphasis on controlling cost. The lower your costs, the greater the share of an investment’s return that you keep.

6

• Discipline. Everything else depends on this: In the face of market turmoil, discipline and long-term perspective can help you stay on track toward reaching your goals.

Successful investing doesn’t have to be complicated; but that’s not to say it’s easy. Investing can provoke strong emotions, and it’s hard to stay levelheaded during times of volatility. If you’re getting pulled off course, try to redirect your attention to the principles I’ve outlined. These principles—which reflect the core philosophy Vanguard has held for decades—can be the answer to uncertainty.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 13, 2013

7

Advisor’s Report

For the fiscal year ended January 31, 2013, Vanguard Health Care Fund returned 19.59% for Investor Shares and 19.65% for Admiral Shares. The fund’s performance lagged the 23.08% return of its benchmark, the MSCI All Country World Health Care Index, and also trailed the 21.33% average return of its competitors.

The investment environment
Overall, it was a solid year for the fund and the health care sector as a whole, which outpaced the Standard & Poor’s 500 Index return of 16.78%.

Shares of drug companies, particularly biotech stocks, continued to generate strong returns for the fund. As these firms work to develop unique drugs to satisfy unmet needs across many therapeutic areas, their research has grown increasingly productive and their technology platforms more valuable. We continue to believe the industry has a bright future despite an uncertain and potentially challenging regulatory and economic outlook.

Major Portfolio Changes
Year Ended January 31, 2013

Additions Teva Pharmaceutical Industries	Comments Price weakness gave us the opportunity to increase our holdings. We see Teva as well-positioned to benefit over the longer term from continuing demand.
Stryker

We initiated a position in this company, a manufacturer and wholesaler of orthopedics-focused specialty surgical and medical products. The new CEO is focused on improving execution and accelerating growth through opportunities including geographic expansion and product innovation.

AbbVie

This is a new position resulting from a split in an existing holding. On January 1, Abbott Laboratories was divided into two firms: an innovation-focused pharmaceutical company called AbbVie and a diversified medical products company that retains the Abbott name (see below).

Reductions Abbott Laboratories	Comments We trimmed our position into strength. The stock was a solid performer during the year as the market embraced plans for the split.
Gilead Sciences	We reduced our exposure to Gilead stock, which performed well during the period. Gilead is developing a potentially best-in-class, next-generation nucleotide for the treatment of hepatitis C.
Coventry Health Care	We trimmed this holding into strength. The stock price advanced on news that Coventry would be acquired by Aetna, and we reduced our position ahead of the acquisition.

8

During the fiscal year, the market’s focus shifted from the Affordable Care Act to the presidential election and then finally to the so-called fiscal cliff. We kept our own focus on companies least affected by the indecisive political climate, including certain managed-care organizations that we view as well positioned no matter what industry reform developments may occur over time.

Our successes
Our largest holding at the period’s close, Merck, was also among the most significant contributors to the fund’s absolute performance for the year. Roche was another leader of our pharmaceutical stocks, and Pfizer and Eli Lilly helped as well. In the biotech category, Amgen stood out.

Merck’s performance—its shares climbed by double digits over the 12 months—was particularly strong through the first half of the period thanks to the success of Phase 3 clinical trials for its novel osteoporosis treatment. We are attracted to the growth potential of the company’s current global lineup, including its diabetes drug Januvia and its vaccine business. Its late-stage pipeline, including the new osteoporosis drug, will augment this growth in the coming decade.

Shares of Roche, the Swiss-based global pharmaceutical company, advanced by more than 30%, and our large position made this holding the top absolute contributor to fund performance. We continue to own the stock as we have a favorable outlook on the company’s existing products and new drugs in the pipeline, particularly those targeting cancer.

Our shortfalls
Humana detracted most from our performance during the period. Our positions in Health Net, Elan, and Teva Pharmaceutical also hindered results, as did a few companies based in Japan (Daiichi Sankyo, Mitsubishi Tanabe Pharma, and Ono Pharmaceutical).

Humana’s stock dropped sharply in the summer after the company announced disappointing profits and tempered its forecasts, citing unanticipated costs associated with membership increases in its Medicare Advantage programs. Despite some near-term uncertainty, Humana has an important position in the Medicare market, which we expect will be more valued over time, and we added to our position.

Shares of Health Net, a managed-care company offering insurance and other medical service plans, also declined significantly. As the firm confronted rising costs and an increasingly competitive environment, its earnings volatility and execution challenges seemed to startle investors. Though we trimmed our holdings early in the period prior to a sharp drop in the stock, we later bought more shares, modestly increasing our position at a cheaper valuation.

Elan is an Ireland-based biotechnology company specializing in neuroscience. The stock fell after the firm released

9

disappointing results for a North American Phase 3 trial for bapineuzumab, a treat-ment for Alzheimer’s disease. However, because its value is anchored in multiple sclerosis drug Tysabri, a growing asset, we took advantage of the setback to add modestly to our holdings.

The fund’s positioning
The health care industry continues to offer many long-term opportunities, albeit with some challenges. After a decade of lower productivity, it is showing more signs of biopharmaceutical innovation, and we have been encouraged by favorable decisions from the U.S. Food and Drug Administration.

While we believe the impact of health care reform will likely be manageable over time, significant uncertainties remain. Health care will continue to be in the spotlight as the United States and Europe struggle to reduce their debt burdens in the years ahead.

Emerging markets represent a growth frontier for global therapeutic and device companies, which is a plus for the sector’s outlook. Finally, in contrast to industries that depend largely on discretionary spending and tend to exhibit greater sensitivity to sluggish economic growth, health care has historically demonstrated more independence from weaknesses in the economic cycle.

We will keep striving to identify the drugs and devices with the best chances of changing medicine and the service companies that are best-situated to capture opportunities along the health care chain. We will remain diversified across the industry’s subsectors and regions, focused on the long haul, and positioned in the most attractive health care stocks.

Jean M. Hynes, CFA
Senior Vice President and
Portfolio Manager

Wellington Management Company, LLP

February 16, 2013

10

Health Care Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.35%	0.30%
30-Day SEC Yield	1.72%	1.77%

Portfolio Characteristics
			DJ U.S.
		MSCI	Total
		ACWI	Market
		Health	FA
	Fund	Care	Index
Number of Stocks	90	140	3,595
Median Market Cap	$37.4B	$60.3B	$37.6B
Price/Earnings Ratio	16.7x	18.0x	17.2x
Price/Book Ratio	2.4x	2.9x	2.2x
Return on Equity	19.5%	21.9%	16.8%
Earnings Growth Rate	7.5%	8.3%	9.1%
Dividend Yield	2.2%	2.5%	2.0%
Foreign Holdings	22.6%	42.7%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	7.7%	—	—

Subindustry Diversification (% of equity exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	9.5%	9.9%
Consumer Staples	2.2	0.0
Health Care Distributors	5.5	2.5
Health Care Equipment	11.3	12.2
Health Care Facilities	2.7	0.7
Health Care Services	1.4	4.3
Health Care Supplies	0.4	1.2
Health Care Technology	2.2	0.5
Life Sciences Tools & Services	0.9	2.6
Managed Health Care	13.0	4.6
Materials	0.7	0.0
Pharmaceuticals	50.2	61.5

Volatility Measures
		DJ U.S.
	Spliced	Total
	Health	Market
	Care	FA
	Index	Index
R-Squared	0.94	0.63
Beta	0.86	0.54

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	6.2%
Roche Holding AG	Pharmaceuticals	4.4
UnitedHealth Group Inc.	Managed Health
	Care	4.2
Amgen Inc.	Biotechnology	4.1
Forest Laboratories Inc.	Pharmaceuticals	3.9
Pfizer Inc.	Pharmaceuticals	3.7
McKesson Corp.	Health Care
	Distributors	3.6
Eli Lilly & Co.	Pharmaceuticals	3.3
Astellas Pharma Inc.	Pharmaceuticals	3.0
AstraZeneca plc	Pharmaceuticals	2.9
Top Ten		39.3%

The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
Switzerland	6.4%
United Kingdom	3.6
Belgium	1.5
Germany	1.0
Other	1.1
Subtotal	13.6%
Pacific
Japan	8.6%
North America
United States	75.9%
Middle East
Israel	1.9%

1 The expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares.

11

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended January 31, 2013

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Health Care Fund Investor Shares	19.59%	8.19%	10.45%	$27,007

Spliced Health Care Index	23.08	7.03	6.77	19,260
Global Health/Biotechnology Funds
Average	21.33	6.40	8.49	22,595
Dow Jones U.S. Total Stock Market
Float Adjusted Index	16.88	4.61	8.80	23,250

For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Health Care Fund Admiral Shares	19.65%	8.26%	10.53%	$136,029
Spliced Health Care Index	23.08	7.03	6.77	96,299
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.88	4.61	8.80	116,248

See Financial Highlights for dividend and capital gains information.

12

Health Care Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013

Health Care Fund Investor Shares
Spliced Health Care Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	15.11%	6.08%	9.54%
Admiral Shares	11/12/2001	15.17	6.14	9.62

13

Health Care Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.7%)
United States (71.1%)
Biotechnology (8.3%)
	Amgen Inc.	11,758,355	1,004,869
*	GileadSciences Inc.	6,964,200	274,738
*	Biogen Idec Inc.	1,520,000	237,241
*	Regeneron
	Pharmaceuticals Inc.	725,300	126,159
*	Vertex
	Pharmaceuticals Inc.	2,243,700	100,473
*	United Therapeutics Corp.	1,487,000	80,134
*	Onyx Pharmaceuticals Inc.	1,022,700	79,280
*	Cubist
	Pharmaceuticals Inc.	1,323,142	56,948
*	Incyte Corp. Ltd.	1,605,850	29,515
*	Ironwood
	Pharmaceuticals Inc.
	Class A	2,167,135	27,783
*	Alkermes plc	1,075,219	24,784
			2,041,924
Chemicals (0.7%)
	Sigma-AldrichCorp.	2,272,192	175,709

Food & Staples Retailing (2.0%)
	Walgreen Co.	11,670,400	466,349
	CVS Caremark Corp.	725,700	37,156
			503,505
Health Care Equipment & Supplies (11.0%)
	Medtronic Inc.	10,801,100	503,331
*	Boston Scientific Corp.	46,600,000	348,102
	St. Jude Medical Inc.	8,372,600	340,765
	Abbott Laboratories	9,347,700	316,700
	Becton Dickinson and Co.	2,902,500	243,926
	Baxter International Inc.	3,500,000	237,440
	ZimmerHoldings Inc.	2,400,000	179,040
	Covidien plc	2,397,600	149,466
*	CareFusion Corp.	4,734,654	146,964

			Market
			Value
		Shares	($000)
	DENTSPLY
	International Inc.	2,285,400	95,438
	Stryker Corp.	1,433,500	89,809
	STERISCorp.	803,083	30,300
*	NuVasive Inc.	1,628,303	28,056
			2,709,337
Health Care Providers & Services (20.9%)
	UnitedHealth Group Inc.	18,785,100	1,037,125
	McKesson Corp.	8,539,900	898,654
	WellPoint Inc.	7,702,400	499,270
	Humana Inc.	6,510,094	484,091
	CignaCorp.	7,710,600	449,836
	Cardinal Health Inc.	6,236,708	273,230
	Universal Health
	Services Inc. Class B	4,020,800	227,738
	Aetna Inc.	4,675,200	225,485
	Coventry Health
	Care Inc.	4,027,500	184,580
	Quest Diagnostics Inc.	3,027,600	175,450
*,1	Health Management
	Associates Inc.
	Class A	15,656,900	163,458
	HCA Holdings Inc.	3,400,000	128,010
*	Laboratory Corp. of
	America Holdings	1,228,560	109,956
*	Health Net Inc.	3,863,458	105,086
	Owens& Minor Inc.	3,000,000	91,830
*	Tenet Healthcare Corp.	1,400,000	54,362
*	Vanguard Health
	Systems Inc.	2,556,780	35,718
*	WellCare Health Plans Inc.	349,000	17,698
*	HealthSouth Corp.	386,000	9,210
			5,170,787
Health Care Technology (2.1%)
*	Cerner Corp.	5,600,000	462,280
*	Allscripts Healthcare
	Solutions Inc.	4,005,709	44,383
			506,663

14

Health Care Fund

			Market
			Value
		Shares	($000)
Life Sciences Tools & Services (0.8%)
	Agilent Technologies Inc.	2,237,200	100,182
*	PAREXEL International
	Corp.	2,590,400	87,685
*	Illumina Inc.	418,500	21,189
			209,056
Pharmaceuticals (25.3%)
	Merck & Co. Inc.	35,490,648	1,534,971
*,1	Forest Laboratories Inc.	26,360,524	956,887
	Pfizer Inc.	33,383,888	910,712
	Eli Lilly & Co.	15,364,300	824,909
	Bristol-Myers Squibb Co.	16,089,461	581,473
	AbbVie Inc.	14,151,000	519,200
	Johnson & Johnson	4,500,000	332,640
	Perrigo Co.	1,859,100	186,858
*	Actavis Inc.	1,600,000	138,224
*	Hospira Inc.	3,258,170	111,169
*	Salix Pharmaceuticals Ltd.	1,965,593	94,152
*	Zoetis Inc.	663,700	17,256
*	Medicines Co.	448,400	13,398
*	Mylan Inc.	397,900	11,249
			6,233,098
Total United States			17,550,079
International (22.6%)
Belgium (1.4%)
	UCB SA	6,168,194	356,041

Denmark (0.0%)
	H Lundbeck A/S	73,965	1,170

France (0.4%)
	Sanofi	671,976	65,509
	Ipsen SA	1,157,403	40,719
			106,228
Germany (0.9%)
	Bayer AG	1,929,452	190,405
	Fresenius Medical
	Care AG & Co. KGaA	511,950	36,087
			226,492
Ireland (0.5%)
*	Elan Corp. plc ADR	11,236,320	118,094
*	Prothena Corp. plc	249,624	1,500
			119,594
Israel (1.8%)
	Teva Pharmaceutical
	Industries Ltd. ADR	11,361,300	431,616

Japan (8.1%)
	Astellas Pharma Inc.	14,365,700	731,292
	Takeda Pharmaceutical
	Co. Ltd.	5,599,900	287,760
	EisaiCo. Ltd.	5,793,700	253,308
	Daiichi Sankyo Co. Ltd.	13,910,900	235,518

		Market
		Value
	Shares	($000)
Shionogi & Co. Ltd.	12,066,234	215,652
Chugai Pharmaceutical
Co. Ltd.	5,621,700	115,645
Mitsubishi Tanabe
Pharma Corp.	7,100,000	95,180
Ono Pharmaceutical
Co. Ltd.	1,174,800	61,894
		1,996,249
Norway (0.1%)
*,^ Algeta ASA	565,247	17,303

Switzerland (6.0%)
Roche Holding AG	4,273,977	944,716
Novartis AG	4,476,362	304,287
Roche Holding AG (Bearer)	664,320	149,887
Novartis AG ADR	1,071,600	72,676
Actelion Ltd.	401,482	19,888
		1,491,454
United Kingdom (3.4%)
AstraZeneca plc	14,695,048	710,069
GlaxoSmithKline plc ADR	2,742,381	125,080
		835,149
Total International		5,581,296
Total Common Stocks
(Cost $13,161,625)		23,131,375
Temporary Cash Investments (7.8%)
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.143%	1,815,000	1,815

	Face
	Amount
	($000)
Repurchase Agreements (6.2%)
Bank of America Securities,
LLC 0.160%, 2/1/13
(Dated 1/31/13, Repurchase
Value $601,503,000,
collateralized by Federal
Home Loan Mortgage Corp.
3.500%-5.500%,
11/1/38-5/1/42, and Federal
National Mortgage Assn.
3.500%-5.000%,
8/1/40-1/1/43)	601,500	601,500
Barclays Capital Inc.
0.130%, 2/1/13 (Dated
1/31/13, Repurchase
Value $94,400,000,
collateralized by
U.S. Treasury Note/
Bond 2.750%, 8/15/42)	94,400	94,400

15

Health Care Fund

		Market
		Value•
	Shares	($000)
Barclays Capital Inc.
0.140%, 2/7/13 (Dated
1/31/13, Repurchase
Value $250,007,000,
collateralized by Federal
National Mortgage Assn.
4.000%, 3/1/42)	250,000	250,000
BNP Paribas Securities
Corp. 0.160%, 2/1/13
(Dated 1/31/13, Repurchase
Value $21,100,000,
collateralized by Federal
Home Loan Mortgage
Corp. 4.000%-7.000%,
12/1/18-1/1/42, Federal
National Mortgage Assn.
3.500%-6.500%,
9/1/16-6/1/42, and
Government National
Mortgage Assn.
4.750%, 10/15/40)	21,100	21,100
HSBC Bank USA 0.160%,
2/1/13 (Dated 1/31/13,
Repurchase Value
$356,902,000, collateralized
by Federal National
Mortgage Assn.
4.000%-6.000%,
3/1/34-10/1/41)	356,900	356,900
Morgan Stanley & Co.,
Inc. 0.160%, 2/1/13
(Dated 1/31/13, Repurchase
Value $175,001,000,
collateralized by Federal
National Mortgage Assn.
3.000%-5.500%,
11/1/35-11/1/42)	175,000	175,000
UBS Securities LLC
0.150%, 2/1/13 (Dated
1/31/13, Repurchase
Value $23,700,000,
collateralized by Federal
National Mortgage Assn.
2.500%-3.500%,
10/1/27-11/1/42)	23,700	23,700
		1,522,600

		Market
		Value•
	Shares	($000)
Commercial Paper (1.6%)
General Electric Capital
Corp., 0.200%, 3/5/13	200,000	199,966
General Electric Capital
Corp., 0.200%, 5/8/13	200,000	199,898
		399,864
Total Temporary Cash Investments
(Cost $1,924,273)		1,924,279
Total Investments (101.5%)
(Cost $15,085,898)		25,055,654
Other Assets and Liabilities (-1.5%)
Other Assets		120,600
Liabilities[3]		(493,163)
		(372,563)
Net Assets (100%)		24,683,091

16

Health Care Fund

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	14,147,622
Overdistributed Net Investment Income	(58,424)
Accumulated Net Realized Gains	594,116
Unrealized Appreciation (Depreciation)
Investment Securities	9,969,756
Forward Currency Contracts	30,017
Foreign Currencies	4
Net Assets	24,683,091

Investor Shares—Net Assets
Applicable to 56,895,188 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,681,332
Net Asset Value Per Share—
Investor Shares	$152.58

Admiral Shares—Net Assets
Applicable to 248,583,476 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,001,759
Net Asset Value Per Share—
Admiral Shares	$64.37

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,683,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,815,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

17

Health Care Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	513,532
Interest	2,974
Security Lending	2,339
Total Income	518,845
Expenses
Investment Advisory Fees—Note B	33,646
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,386
Management and Administrative—Admiral Shares	18,697
Marketing and Distribution—Investor Shares	1,405
Marketing and Distribution—Admiral Shares	2,006
Custodian Fees	521
Auditing Fees	29
Shareholders’ Reports—Investor Shares	132
Shareholders’ Reports—Admiral Shares	42
Trustees’ Fees and Expenses	57
Total Expenses	71,921
Net Investment Income	446,924
Realized Net Gain (Loss)
Investment Securities Sold[2]	945,269
Foreign Currencies and Forward Currency Contracts	9,495
Realized Net Gain (Loss)	954,764
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,677,826
Foreign Currencies and Forward Currency Contracts	31,725
Change in Unrealized Appreciation (Depreciation)	2,709,551
Net Increase (Decrease) in Net Assets Resulting from Operations	4,111,239

1 Dividends are net of foreign withholding taxes of $15,732,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $3,739,000 and $83,982,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	446,924	364,494
Realized Net Gain (Loss)	954,764	709,376
Change in Unrealized Appreciation (Depreciation)	2,709,551	1,356,581
Net Increase (Decrease) in Net Assets Resulting from Operations	4,111,239	2,430,451
Distributions
Net Investment Income
Investor Shares	(153,444)	(137,158)
Admiral Shares	(289,547)	(217,791)
Realized Capital Gain[1]
Investor Shares	(121,753)	(320,941)
Admiral Shares	(223,106)	(484,740)
Total Distributions	(787,850)	(1,160,630)
Capital Share Transactions
Investor Shares	(1,034,400)	(517,566)
Admiral Shares	963,636	772,975
Net Increase (Decrease) from Capital Share Transactions	(70,764)	255,409
Total Increase (Decrease)	3,252,625	1,525,230
Net Assets
Beginning of Period	21,430,466	19,905,236
End of Period[2]	24,683,091	21,430,466

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $27,207,000 and $79,746,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($58,424,000) and ($49,588,000).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$131.96	$124.30	$120.06	$99.12	$133.80
Investment Operations
Net Investment Income	2.777	2.300	2.046	1.902	1.998
Net Realized and Unrealized Gain (Loss)
on Investments	22.791	12.780	7.404	21.530	(25.229)
Total from Investment Operations	25.568	15.080	9.450	23.432	(23.231)
Distributions
Dividends from Net Investment Income	(2.757)	(2.237)	(2.007)	(1.761)	(1.925)
Distributions from Realized Capital Gains	(2.191)	(5.183)	(3.203)	(.731)	(9.524)
Total Distributions	(4.948)	(7.420)	(5.210)	(2.492)	(11.449)
Net Asset Value, End of Period	$152.58	$131.96	$124.30	$120.06	$99.12

Total Return[1]	19.59%	12.50%	7.95%	23.63%	-17.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,681	$8,462	$8,447	$11,692	$10,478
Ratio of Total Expenses to Average Net Assets	0.35%	0.35%	0.35%	0.36%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.94%	1.72%	1.67%	1.73%	1.64%
Portfolio Turnover Rate	8%	8%	9%	6%	12%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$55.68	$52.45	$50.67	$41.83	$56.47
Investment Operations
Net Investment Income	1.211	1.005	.891	.835	.879
Net Realized and Unrealized Gain (Loss)
on Investments	9.605	5.392	3.115	9.091	(10.648)
Total from Investment Operations	10.816	6.397	4.006	9.926	(9.769)
Distributions
Dividends from Net Investment Income	(1.201)	(.980)	(.874)	(.777)	(.852)
Distributions from Realized Capital Gains	(.925)	(2.187)	(1.352)	(.309)	(4.019)
Total Distributions	(2.126)	(3.167)	(2.226)	(1.086)	(4.871)
Net Asset Value, End of Period	$64.37	$55.68	$52.45	$50.67	$41.83

Total Return[1]	19.65%	12.57%	7.99%	23.72%	-17.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,002	$12,968	$11,459	$8,619	$7,576
Ratio of Total Expenses to Average
Net Assets	0.30%	0.30%	0.30%	0.29%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.99%	1.77%	1.72%	1.80%	1.71%
Portfolio Turnover Rate	8%	8%	9%	6%	12%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any assets posted as collateral for open contracts are noted in the Statement of Net Assets.

22

Health Care Fund

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2013, the fund’s average investment in forward currency contracts represented 1% of net assets, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2013, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

23

Health Care Fund

contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $3,125,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U. S.	17,550,079	—	—
Common Stocks—International	748,966	4,832,330	—
Temporary Cash Investments	1,815	1,922,464	—
Forward Currency Contracts—Assets	—	30,017	—
Total	18,300,860	6,784,811	—

At January 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement				Contract Amount (000)	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America NA	2/15/13	USD	238,706	JPY	19,062,436	30,017
JPY—Japanese yen.
USD—U.S. dollar.

At January 31, 2013, the counterparty had deposited in a segregated account securities with a value of $29,113,000 in connection with amounts due to the fund for open forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

24

Health Care Fund

During the year ended January 31, 2013, the fund realized net foreign currency losses of $820,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies held at January 31, 2013, had unrealized appreciation of $19,835,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $11,949,000 from overdistributed net investment income, and $26,507,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2013, the fund had $39,853,000 of ordinary income and $591,081,000 of long-term capital gains available for distribution.

At January 31, 2013, the cost of investment securities for tax purposes was $15,105,733,000. Net unrealized appreciation of investment securities for tax purposes was $9,949,921,000, consisting of unrealized gains of $10,113,906,000 on securities that had risen in value since their purchase and $163,985,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $1,709,797,000 of investment securities and sold $2,178,371,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	795,411	5,590	721,109	5,453
Issued in Lieu of Cash Distributions	261,109	1,808	436,880	3,494
Redeemed[1]	(2,090,920)	(14,631)	(1,675,555)	(12,775)
Net Increase (Decrease)—Investor Shares	(1,034,400)	(7,233)	(517,566)	(3,828)
Admiral Shares
Issued	1,750,549	28,857	1,204,865	21,697
Issued in Lieu of Cash Distributions	467,163	7,666	640,586	12,144
Redeemed[1]	(1,254,076)	(20,860)	(1,072,476)	(19,374)
Net Increase (Decrease)—Admiral Shares	963,636	15,663	772,975	14,467

1 Net of redemption fees for fiscal 2013 and 2012 of $378,000 and $1,116,000, respectively (fund totals). Effective May 23, 2012, redemption fees were eliminated.

25

Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
			Proceeds
Jan. 31, 2012			from		Jan. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Coventry Health Care Inc.	256,422	3,041	200,412	3,739	NA1
Forest Laboratories Inc.	823,198	16,677	—	—	956,887
Health Management Associates Inc.	99,720	665	—	—	163,458
Class A
Health Net Inc.	174,112	4,460	37,048	—	NA1
	1,353,452			3,739	1,120,345

1 Not applicable—At January 31, 2013, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2013

Special 2012 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $342,484,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $470,198,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 65.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares
Periods Ended January 31, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.59%	8.19%	10.45%
Returns After Taxes on Distributions	19.00	7.34	9.57
Returns After Taxes on Distributions and Sale of Fund Shares	12.14	6.59	8.73

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2012	1/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,125.02	$1.87
Admiral Shares	1,000.00	1,125.33	1.61
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032013

Annual Report | January 31, 2013
Vanguard REIT Index Fund

> Vanguard REIT Index Fund returned more than 14% for the fiscal year ended January 31, 2013.

> The fund closely tracked its benchmark index, finishing ahead of the average return for real estate funds.

> All segments of the REIT market delivered positive results; retail REITs contributed the most to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	12
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2013

Total
Returns
Vanguard REIT Index Fund
Investor Shares	14.45%
Admiral™ Shares	14.63
Signal® Shares	14.65
Institutional Shares	14.66
ETF Shares
Market Price	14.69
Net Asset Value	14.64
MSCI US REIT Index	14.72
Real Estate Funds Average	14.29
Real Estate Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2012, Through January 31, 2013

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$20.50	$22.66	$0.514	$0.000	$0.233
Admiral Shares	87.47	96.70	2.283	0.000	1.035
Signal Shares	23.35	25.82	0.608	0.000	0.276
Institutional Shares	13.54	14.97	0.355	0.000	0.161
ETF Shares	61.72	68.24	1.612	0.000	0.731

Chairman’s Letter

Dear Shareholder,

Over the past year, real estate investment trusts benefited from a strengthening U.S. economy and real estate market. Vanguard REIT Index Fund returned more than 14% for the 12 months ended January 31, 2013, in line with its benchmark and a bit ahead of the average return of its peers.

All segments of the fund delivered positive returns. Retail, specialized, and industrial REITs contributed most, while residential REITs’ results were more modest. Despite its solid performance, the fund slightly trailed the broad U.S. stock market for the first time since the 2009 fiscal year.

Led by European shares, stocks saw double-digit returns
Global stock markets rose sharply in the 12 months ended January 31, with European equities delivering the most robust results. Investors seemed buoyed by progress in addressing fiscal challenges in Europe and elsewhere.

European stocks gained about 20% even as many countries in the region continued to struggle with economic woes. This disparity isn’t as unusual as it may appear. Vanguard research has found that the relationship between a country’s economic growth and its stock market returns has typically been weak over time.

In the United States, attention to federal budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to investor anxiety before policymakers reached a limited tax rate agreement on the cusp of the new year. Although a credible long-term deficit-reduction strategy has yet to be crafted, investors propelled U.S. stocks to a 12-month gain of nearly 17%.

Bonds’ advance slowed; challenges may lie ahead
The broad U.S. taxable bond market returned a little more than 2.5% for the fiscal year. That modest result contrasts with the strong returns to which bond investors may have grown accustomed.

Bonds have been in a long-running bull market, as prices climbed and yields tumbled over many years. (Bond prices and yields move in opposite directions.) Indeed, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. Recently, however, that trend reversed, and the 10-year yield broke 2% in late January.

Bonds can provide critical diversification benefits to a portfolio, but their return prospects look much less promising than in recent years. As yields have dropped, the opportunity for price appreciation has greatly diminished. (You can read more about our expectations for bond and

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.03%	14.48%	4.28%
Russell 2000 Index (Small-caps)	15.47	15.98	6.31
Russell 3000 Index (Broad U.S. market)	16.90	14.60	4.44
MSCI All Country World Index ex USA (International)	13.86	7.03	-0.10

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.59%	5.41%	5.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.80	6.53	5.73
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.09	0.38

CPI
Consumer Price Index	1.59%	2.05%	1.76%

stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

As for money market funds and savings accounts, their returns barely budged as the Federal Reserve held short-term interest rates between 0% and 0.25%, a policy in place since late 2008.

Rebound in commercial real estate bolstered demand for retail REITs
The REIT Index Fund turned in a solid performance for the fiscal year as improvements in economic fundamentals allowed property owners to raise rents and increase revenue. Investors’ attraction to the relatively high yields of REITs also helped.

Retail REITs, the second-largest subsector, contributed the most to the fund’s return. A rise in consumer spending led high-end mall operators to raise rents as retailers registered increased sales and opened new stores.

Within the specialized REIT segment, health care REITs benefited most as an aging U.S. population continued to drive demand for senior housing and skilled nursing facilities. The self-storage industry also produced strong returns as the migration of financially distressed homeowners to apartments generated demand for storage space.

Expense Ratios
Your Fund Compared With Its Peer Group

						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.24%	0.10%	0.10%	0.08%	0.10%	1.31%

The fund expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the fund’s expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Real Estate Funds.

Industrial REITs, a small subsector of the market, posted returns of almost 30% as economic expansion fueled a need for additional warehouse space. Residential REITs, which have been among the leaders in the past few years, lagged with returns of about 3%—hurt, apparently, by concern that some renters will be reentering the housing market at the same time new apartment buildings become available.

Fund has impressive record of tracking its benchmark index
The REIT Index Fund has recorded an average annual return of 12.28% over the past decade. Although REITs were hit particularly hard during the subprime mortgage crisis and suffered large declines in 2007 and 2008, they recovered enough to outpace the broad U.S. market’s average annual return of about 9%.

The fund has closely tracked its benchmark index and outperformed its peers. Vanguard Equity Investment Group, the fund’s advisor, is to be commended for successfully meeting it’s goal of tracking its benchmark index. The group’s sophisticated portfolio construction, management techniques, and decades of index-tracking experience were complemented by the fund’s low expenses, which allow you to keep more of the return on your investment.

Total Returns
Ten Years Ended January 31, 2013

Average
Annual Return
REIT Index Fund Investor Shares	12.28%
REIT Spliced Index	12.34
Real Estate Funds Average	11.57

For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper Inc

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Investment insight
REITs aren’t bonds
Many investors are attracted to REITs because they are required to distribute at least 90% of their taxable income as dividends.

Recently, historically low bond yields have made REITs even more appealing. The dividend yield[1] for the REIT Index Fund was 3.6% as of January 31, 2013, compared with the 1.9% yield to maturity for the Barclays U.S. Aggregate Bond Index.

There’s now a perception among some yield-starved investors that REITs can substitute for bonds. But REITs are highly volatile and risky stock investments. As you can see from the chart below, REITs correlate more with the broader equity market than they do with the bond market, particularly during stock market declines.

Investors searching for income should consider their long-term goals, risk tolerance, and asset allocation. Compared to bonds, REITs represent a more aggressive and stock-heavy strategic allocation.

1 This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs.
These amounts are determined by each REIT at the end of its fiscal year.

U.S. Stocks
REITs
Bonds

Sources: Vanguard calculations based on data from Dow Jones, MSCI, FTSE, and Barclays. U.S. stock returns represented by
Dow Jones Wilshire 5000 from 1991 through April 2005 and MSCI U.S. Broad Market Index since May 2005; REITs returns represented by FTSE NAREIT All Equity REITs Index; and bond returns represented by Barclays U.S. Aggregate Bond Index.

Following four principles can help investors succeed
Our clients often ask what they should do to cope with uncertainties in the market. How should they react? Should they do something different with their money?

The first point to keep in mind is that investing has always involved uncertainties. When asked what he thought the stock market would do, financier J.P. Morgan had a standard response: “It will fluctuate.”

In our view, the most sensible approach is to focus on what’s within your control. In short, we believe investors can give themselves a greater chance for success by acting on four key points:

• Goals. What are you investing for? Each goal should be measurable and attainable. Getting there shouldn’t depend on outsize returns, or on impractical budgeting requirements.

• Balance. After identifying your goals, pursue them through a balanced asset allocation using broadly diversified funds.

• Cost. You won’t be surprised to hear that we place a big emphasis on controlling cost. The lower your costs, the greater the share of an investment’s return that you keep.

• Discipline. Everything else depends on this: In the face of market turmoil, discipline and long-term perspective can help you stay on track toward reaching your goals.

Successful investing doesn’t have to be complicated, but that’s not to say it’s easy. Investing can provoke strong emotions, and it’s hard to stay level-headed during times of volatility. If you’re getting pulled off course, try to redirect your attention to the principles I’ve outlined. These principles—which reflect the core philosophy Vanguard has held for decades—can be the answer to uncertainty.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 15, 2013

REIT Index Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VGSIX	VGSLX	VGRSX	VGSNX	VNQ
Expense Ratio[1]	0.24%	0.10%	0.10%	0.08%	0.10%

Portfolio Characteristics
			DJ U.S.
			Total
			Market
		MSCI US	FA
	Fund	REIT Index	Index
Number of Stocks	117	116	3,595
Median Market Cap	$8.5B	$8.5B	$37.6B
Price/Earnings Ratio	61.9x	61.5x	17.2x
Price/Book Ratio	2.3x	2.3x	2.2x
Return on Equity	4.4%	4.4%	16.8%
Earnings Growth Rate	8.0%	7.8%	9.1%
Dividend Yield	3.6%	3.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	0.7%	—	—

Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	7.6%	7.5%
Industrial REITs	5.3	5.3
Office REITs	13.9	14.0
Residential REITs	17.1	17.0
Retail REITs	27.4	27.3
Specialized REITs	28.7	28.9

Volatility Measures
		DJ
		U.S.
		Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.71
Beta	1.00	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	10.4%
Public Storage	Specialized REITs	4.8
HCP Inc.	Specialized REITs	4.5
Ventas Inc.	Specialized REITs	4.2
Prologis Inc.	Industrial REITs	3.9
Equity Residential	Residential REITs	3.8
Health Care REIT Inc.	Specialized REITs	3.4
Boston Properties Inc.	Office REITs	3.4
AvalonBay Communities
Inc.	Residential REITs	3.1
Vornado Realty Trust	Diversified REITs	3.0
Top Ten		44.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares.

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended January 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Investor Shares	14.45%	6.78%	12.28%	$31,847
REIT Spliced Index	14.72	6.80	12.34	32,021
Real Estate Funds Average	14.29	5.15	11.57	29,874
Dow Jones U.S. Total Stock Market
Float Adjusted Index	16.88	4.61	8.80	23,250

For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Admiral Shares	14.63%	6.93%	12.40%	$32,179
REIT Spliced Index	14.72	6.80	12.34	32,021
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.88	4.61	8.80	23,250

See Financial Highlights for dividend and capital gains information.

REIT Index Fund

		Average Annual Total Returns
	Periods Ended January 31, 2013
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/4/2007)	Investment
REIT Index Fund Signal Shares	14.65%	6.93%	2.07%	$11,228
REIT Spliced Index	14.72	6.80	1.95	11,156
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.88	4.61	2.18	11,298

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/2/2003)	Investment

REIT Index Fund Institutional Shares	14.66%	6.95%	9.82%	$11,800,265

REIT Spliced Index	14.72	6.80	9.71	11,691,903
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.88	4.61	6.52	8,917,534

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/23/2004)	Investment
REIT Index Fund
ETF Shares Net Asset Value	14.64%	6.92%	9.06%	$20,632
REIT Spliced Index	14.72	6.80	8.97	20,503
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.88	4.61	6.54	16,982

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 23, 2004, Through January 31, 2013

			Since
	One	Five	Inception
	Year	Years	(9/23/2004)
REIT Index Fund ETF Shares
Market Price	14.69%	40.04%	106.36%
REIT Index Fund ETF Shares
Net Asset Value	14.64	39.75	106.32
REIT Spliced Index	14.72	38.94	105.03

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

REIT Index Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013

REIT Index Fund Investor Shares
REIT Spliced Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	17.53%	5.94%	11.57%
Admiral Shares	11/12/2001	17.69	6.07	11.68
Signal Shares	6/4/2007	17.67	6.07	1.431
Institutional Shares	12/2/2003	17.65	6.11	9.48[1]
ETF Shares	9/23/2004
Market Price		17.66	6.09	8.67[1]
Net Asset Value		17.67	6.07	8.67[1]
1 Return since inception.

REIT Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Real Estate Investment Trusts (99.3%)[1]
Diversified REITs (7.5%)
2	Vornado Realty Trust	11,579,379	977,994
2	Duke Realty Corp.	21,778,996	335,614
2	Liberty Property Trust	8,138,946	318,803
2	Washington REIT	4,592,178	130,785
	WP Carey Inc.	2,136,148	119,902
2	Lexington Realty Trust	10,665,247	117,318
2	PS Business Parks Inc.	1,343,132	95,846
	American Assets Trust
	Inc.	2,312,630	66,835
2	Investors Real Estate
	Trust	6,350,960	59,445
2	Cousins Properties Inc.	6,493,380	57,791
*,2	First Potomac Realty
	Trust	3,536,082	48,444
	Select Income REIT	1,191,369	29,987
*,2	CapLease Inc.	4,753,571	27,523
2	Winthrop Realty Trust	2,058,866	24,604
^,2	Whitestone REIT	1,121,063	15,919
			2,426,810
Industrial REITs (5.2%)
2	Prologis Inc.	31,897,541	1,272,712
2	DCT Industrial Trust Inc.	18,461,340	130,337
2	EastGroup Properties Inc.	2,020,433	113,225
*,2	First Industrial Realty
	Trust Inc.	6,466,665	101,333
2	STAG Industrial Inc.	2,867,130	56,540
2	Monmouth Real Estate
	Investment Corp.
	Class A	2,237,790	24,302
			1,698,449
Office REITs (13.8%)
2	Boston Properties Inc.	10,438,972	1,099,015
2	Digital Realty Trust Inc.	8,446,991	573,635
2	SL Green Realty Corp.	6,242,243	501,752
2	Alexandria Real Estate
	Equities Inc.	4,346,573	315,127
2	Kilroy Realty Corp.	5,119,221	255,449

			Market
			Value
		Shares	($000)
2	Piedmont Office Realty
	Trust Inc. Class A	11,694,646	226,058
2	BioMed Realty Trust Inc.	10,675,919	217,255
2	Douglas Emmett Inc.	9,191,541	214,347
2	Highwoods Properties
	Inc.	5,267,260	189,621
2	Mack-Cali Realty Corp.	6,080,795	165,215
2	Corporate Office
	Properties Trust	5,516,226	145,959
2	Brandywine Realty Trust	9,929,717	126,405
2	DuPont Fabros
	Technology Inc.	4,382,870	103,611
2	Franklin Street
	Properties Corp.	5,168,381	67,189
	Government
	Properties Income Trust	2,641,016	65,629
2	Hudson Pacific
	Properties Inc.	2,452,170	52,550
	CommonWealth REIT	3,177,717	52,242
2	Coresite Realty Corp.	1,462,828	43,153
*	Parkway Properties Inc.	2,463,690	39,025
			4,453,237
Residential REITs (17.0%)
2	Equity Residential	22,272,977	1,233,700
2	AvalonBay Communities
	Inc.	7,769,329	1,008,381
2	UDR Inc.	17,324,315	413,878
2	Camden Property Trust	5,787,565	401,599
2	Essex Property Trust Inc.	2,521,342	387,732
2	American Campus
	Communities Inc.	7,258,948	338,049
*,2	Apartment Investment
	& Management Co.
	Class A	10,077,550	274,916
2	BRE Properties Inc.	5,317,686	270,564
2	Home Properties Inc.	3,454,864	212,371
2	Equity Lifestyle
	Properties Inc.	2,718,870	194,671
2	Mid-America Apartment
	Communities Inc.	2,846,093	186,049

REIT Index Fund

			Market
			Value
		Shares	($000)
2	Post Properties Inc.	3,752,597	182,038
2	Colonial Properties Trust	5,790,399	126,868
2	Sun Communities Inc.	1,955,845	84,004
2	Education Realty Trust
	Inc.	7,669,553	82,448
2	Associated Estates
	Realty Corp.	3,426,812	55,343
2	Campus Crest
	Communities Inc.	2,669,983	32,253
			5,484,864
Retail REITs (27.3%)
2	Simon Property
	Group Inc.	21,002,877	3,364,241
2	Kimco Realty Corp.	28,177,726	585,251
	General Growth
	Properties Inc.	29,234,534	570,658
2	Macerich Co.	9,217,486	550,468
^,2	Realty Income Corp.	12,394,045	541,372
2	Federal Realty
	Investment Trust	4,439,183	469,888
2	Taubman Centers Inc.	4,272,029	348,170
2	Regency Centers Corp.	6,227,515	310,317
2	DDR Corp.	16,846,784	279,488
^,2	National Retail
	Properties Inc.	7,491,184	239,868
2	Tanger Factory Outlet
	Centers	6,500,641	230,253
2	Weingarten Realty
	Investors	7,976,267	230,036
2	CBL & Associates
	Properties Inc.	10,429,988	224,140
2	Glimcher Realty Trust	9,703,545	107,903
	Equity One Inc.	4,097,871	92,653
2	Acadia Realty Trust	3,399,465	88,862
^	Retail Properties of
	America Inc.	5,891,533	76,236
*,2	Pennsylvania REIT	3,684,253	67,938
2	Inland Real Estate Corp.	6,177,792	56,094
2	Ramco-Gershenson
	Properties Trust	3,237,540	48,952
	Alexander’s Inc.	141,394	47,064
^,2	Retail Opportunity
	Investments Corp.	3,546,278	46,279
2	Excel Trust Inc.	3,002,079	37,766
	Saul Centers Inc.	822,627	35,167
2	Getty Realty Corp.	1,848,396	34,898
	Urstadt Biddle
	Properties Inc. Class A	1,555,061	31,474
2	Kite Realty Group Trust	5,007,374	30,295
	Rouse Properties Inc.	1,361,808	24,867
2	Cedar Realty Trust Inc.	4,220,246	23,254
	Urstadt Biddle
	Properties Inc.	69,255	1,281
			8,795,133

			Market
			Value
		Shares	($000)
Specialized REITs (28.5%)
2	Public Storage	10,097,352	1,554,285
2	HCP Inc.	31,357,690	1,454,683
2	Ventas Inc.	20,451,932	1,355,759
2	Health Care REIT Inc.	17,664,972	1,110,067
2	Host Hotels & Resorts
	Inc.	50,032,133	840,039
2	Extra Space Storage Inc.	7,204,266	287,018
	Senior Housing
	Properties Trust	9,317,115	224,449
^,2	Omega Healthcare
	Investors Inc.	7,524,783	192,333
2	LaSalle Hotel Properties	6,526,711	178,179
2	EPR Properties	3,243,107	151,972
2	Healthcare Realty
	Trust Inc.	5,955,218	151,739
	Hospitality
	Properties Trust	5,855,610	147,678
2	RLJ Lodging Trust	6,645,159	138,950
2	Sovran Self Storage Inc.	2,039,109	133,031
*,2	Sunstone Hotel
	Investors Inc.	10,993,860	127,199
2	Medical Properties
	Trust Inc.	9,387,077	126,256
2	CubeSmart	8,106,095	123,618
2	DiamondRock
	Hospitality Co.	13,511,704	123,227
2	National Health
	Investors Inc.	1,637,992	104,258
2	Pebblebrook Hotel Trust	4,081,810	101,678
*,2	Strategic Hotels &
	Resorts Inc.	11,317,181	82,729
2	LTC Properties Inc.	2,108,317	78,514
2	Hersha Hospitality
	Trust Class A	12,372,079	65,325
2	Sabra Health Care
	REIT Inc.	2,565,486	64,368
2	Chesapeake
	Lodging Trust	2,674,969	57,111
2	Ashford Hospitality
	Trust Inc.	4,483,746	51,967
2	Universal Health
	Realty Income Trust	834,422	46,002
*,2	FelCor Lodging Trust Inc.	8,171,491	43,963
2	Summit Hotel
	Properties Inc.	4,371,380	40,173
	Healthcare Trust of
	America Inc. Class A	2,945,016	31,541
			9,188,111
Total Real Estate Investment Trusts
(Cost $26,449,382)			32,046,604

REIT Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (1.0%)[1]
Money Market Fund (1.0%)
[3,4] Vanguard Market Liquidity
Fund, 0.143%
(Cost $312,788)	312,788,233	312,788
Total Investments (100.3%)
(Cost $26,762,170)		32,359,392
Other Assets and Liabilities (-0.3%)
Other Assets		74,967
Liabilities[4]		(178,331)
		(103,364)
Net Assets (100%)		32,256,028

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		1,656,688
Affiliated Vanguard Funds		312,788
Other Affiliated Issuers		30,389,916
Total Investments in Securities		32,359,392
Receivables for Capital Shares Issued		22,105
Receivables for Accrued Income		48,843
Other Assets		4,019
Total Assets		32,434,359
Liabilities
Payables for Investment Securities
Purchased		65,289
Security Lending Collateral Payable
to Brokers		78,682
Other Liabilities		34,360
Total Liabilties		178,331
Net Assets		32,256,028

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	26,961,520
Undistributed Net Investment Income	18,317
Accumulated Net Realized Losses	(322,154)
Unrealized Appreciation (Depreciation)
Investment Securities	5,597,222
Swap Contracts	1,123
Net Assets	32,256,028

Investor Shares—Net Assets
Applicable to 124,297,203 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,816,768
Net Asset Value Per Share—
Investor Shares	$22.66

Admiral Shares—Net Assets
Applicable to 76,508,893 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,398,725
Net Asset Value Per Share—
Admiral Shares	$96.70

Signal Shares—Net Assets
Applicable to 72,561,772 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,873,214
Net Asset Value Per Share—
Signal Shares	$25.82

REIT Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 212,771,437 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,184,663
Net Asset Value Per Share—
Institutional Shares	$14.97

ETF Shares—Net Assets
Applicable to 248,884,086 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,982,658
Net Asset Value Per Share—
ETF Shares	$68.24

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $75,240,000.
* Non-income-producing security.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $78,682,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Dividends[1]	698,119
Interest[1]	231
Security Lending	180
Total Income	698,530
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,505
Management and Administrative—Investor Shares	5,454
Management and Administrative—Admiral Shares	4,913
Management and Administrative—Signal Shares	980
Management and Administrative—Institutional Shares	1,254
Management and Administrative—ETF Shares	8,604
Marketing and Distribution—Investor Shares	689
Marketing and Distribution—Admiral Shares	955
Marketing and Distribution—Signal Shares	382
Marketing and Distribution—Institutional Shares	693
Marketing and Distribution—ETF Shares	3,402
Custodian Fees	271
Auditing Fees	34
Shareholders’ Reports—Investor Shares	65
Shareholders’ Reports—Admiral Shares	31
Shareholders’ Reports—Signal Shares	16
Shareholders’ Reports—Institutional Shares	20
Shareholders’ Reports—ETF Shares	511
Trustees’ Fees and Expenses	31
Total Expenses	29,810
Net Investment Income	668,720
Realized Net Gain (Loss)
Capital Gain Distributions Received	141,291
Investment Securities Sold	461,894
Swap Contracts	20,447
Realized Net Gain (Loss)[1]	623,632
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,347,069
Swap Contracts	(4,013)
Change in Unrealized Appreciation (Depreciation)	2,343,056
Net Increase (Decrease) in Net Assets Resulting from Operations	3,635,408

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $661,620,000, $220,000, and $584,211,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	668,720	470,697
Realized Net Gain (Loss)	623,632	220,389
Change in Unrealized Appreciation (Depreciation)	2,343,056	1,501,149
Net Increase (Decrease) in Net Assets Resulting from Operations	3,635,408	2,192,235
Distributions
Net Investment Income
Investor Shares	(63,020)	(58,500)
Admiral Shares	(159,134)	(119,159)
Signal Shares	(37,229)	(25,078)
Institutional Shares	(68,007)	(45,416)
ETF Shares	(341,096)	(215,013)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Return of Capital
Investor Shares	(28,556)	(28,724)
Admiral Shares	(72,108)	(58,509)
Signal Shares	(16,870)	(12,314)
Institutional Shares	(30,816)	(22,300)
ETF Shares	(154,560)	(105,574)
Total Distributions	(971,396)	(690,587)
Capital Share Transactions
Investor Shares	(19,586)	(279,552)
Admiral Shares	1,150,759	489,968
Signal Shares	494,034	308,673
Institutional Shares	586,219	536,824
ETF Shares	5,243,286	1,682,526
Net Increase (Decrease) from Capital Share Transactions	7,454,712	2,738,439
Total Increase (Decrease)	10,118,724	4,240,087
Net Assets
Beginning of Period	22,137,304	17,897,217
End of Period[1]	32,256,028	22,137,304

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $18,317,000 and ($2,364,000).

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.50	$18.99	$14.05	$10.02	$20.38
Investment Operations
Net Investment Income	.514	.442	.399	.477	.593
Net Realized and Unrealized Gain (Loss)
on Investments	2.393	1.722	5.144	4.192	(9.975)
Total from Investment Operations	2.907	2.164	5.543	4.669	(9.382)
Distributions
Dividends from Net Investment Income	(.514)	(.439)	(.603)	(.481)	(.571)
Distributions from Realized Capital Gains	—	—	—	—	(.125)
Return of Capital	(.233)	(.215)	—	(.158)	(.282)
Total Distributions	(.747)	(.654)	(.603)	(.639)	(.978)
Net Asset Value, End of Period	$22.66	$20.50	$18.99	$14.05	$10.02

Total Return[1]	14.45%	11.80%	40.02%	48.51%	-47.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,817	$2,565	$2,658	$3,572	$2,274
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.26%	0.26%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.30%	2.22%	3.94%	3.36%
Portfolio Turnover Rate[2]	9%	10%	12%	16%	10%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$87.47	$81.03	$59.95	$42.74	$86.94
Investment Operations
Net Investment Income	2.285	1.960	1.806	2.083	2.581
Net Realized and Unrealized Gain (Loss)
on Investments	10.263	7.385	21.948	17.909	(42.527)
Total from Investment Operations	12.548	9.345	23.754	19.992	(39.946)
Distributions
Dividends from Net Investment Income	(2.283)	(1.948)	(2.674)	(2.094)	(2.491)
Distributions from Realized Capital Gains	—	—	—	—	(.535)
Return of Capital	(1.035)	(.957)	—	(.688)	(1.228)
Total Distributions	(3.318)	(2.905)	(2.674)	(2.782)	(4.254)
Net Asset Value, End of Period	$96.70	$87.47	$81.03	$59.95	$42.74

Total Return[1]	14.63%	11.95%	40.21%	48.73%	-47.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,399	$5,612	$4,715	$1,296	$873
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.13%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.44%	2.36%	4.07%	3.46%
Portfolio Turnover Rate[2]	9%	10%	12%	16%	10%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Signal Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.35	$21.63	$16.00	$11.41	$23.21
Investment Operations
Net Investment Income	.610	.522	.483	.557	.688
Net Realized and Unrealized Gain (Loss)
on Investments	2.744	1.974	5.862	4.775	(11.353)
Total from Investment Operations	3.354	2.496	6.345	5.332	(10.665)
Distributions
Dividends from Net Investment Income	(.608)	(.520)	(.715)	(.559)	(.664)
Distributions from Realized Capital Gains	—	—	—	—	(.143)
Return of Capital	(.276)	(.256)	—	(.183)	(.328)
Total Distributions	(.884)	(.776)	(.715)	(.742)	(1.135)
Net Asset Value, End of Period	$25.82	$23.35	$21.63	$16.00	$11.41

Total Return[1]	14.65%	11.96%	40.25%	48.68%	-47.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,873	$1,226	$835	$489	$350
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.44%	2.36%	4.06%	3.46%
Portfolio Turnover Rate[2]	9%	10%	12%	16%	10%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.54	$12.54	$9.28	$6.61	$13.46
Investment Operations
Net Investment Income	.356	.305	.284	.326	.401
Net Realized and Unrealized Gain (Loss)
on Investments	1.590	1.148	3.395	2.777	(6.591)
Total from Investment Operations	1.946	1.453	3.679	3.103	(6.190)
Distributions
Dividends from Net Investment Income	(.355)	(.304)	(.419)	(.326)	(.386)
Distributions from Realized Capital Gains	—	—	—	—	(.083)
Return of Capital	(0.161)	(.149)	—	(.107)	(.191)
Total Distributions	(0.516)	(.453)	(.419)	(.433)	(.660)
Net Asset Value, End of Period	$14.97	$13.54	$12.54	$9.28	$6.61

Total Return[1]	14.66%	12.01%	40.24%	48.90%	-47.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,185	$2,324	$1,614	$907	$504
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.55%	2.46%	2.40%	4.11%	3.48%
Portfolio Turnover Rate[2]	9%	10%	12%	16%	10%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$61.72	$57.17	$42.30	$30.14	$61.31
Investment Operations
Net Investment Income	1.613	1.384	1.278	1.473	1.820
Net Realized and Unrealized Gain (Loss)
on Investments	7.250	5.216	15.483	12.651	(29.990)
Total from Investment Operations	8.863	6.600	16.761	14.124	(28.170)
Distributions
Dividends from Net Investment Income	(1.612)	(1.375)	(1.891)	(1.478)	(1.757)
Distributions from Realized Capital Gains	—	—	—	—	(.377)
Return of Capital	(.731)	(.675)	—	(.486)	(.866)
Total Distributions	(2.343)	(2.050)	(1.891)	(1.964)	(3.000)
Net Asset Value, End of Period	$68.24	$61.72	$57.17	$42.30	$30.14

Total Return	14.64%	11.94%	40.19%	48.74%	-47.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,983	$10,410	$8,075	$4,678	$1,414
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.13%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.44%	2.36%	4.07%	3.46%
Portfolio Turnover Rate[1]	9%	10%	12%	16%	10%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, and Institutional Shares, are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference securities in the fund’s target index. Under the terms of each swap, the fund receives the total return on a referenced security (i.e., receiving the increase or paying the decrease in value of the selected reference security and receiving the equivalent of any dividends in respect of the selected reference security) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference security at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with the swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that the fund will incur fees in the event it terminates a swap prior to the scheduled termination date. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

REIT Index Fund

During the year ended January 31, 2013, the fund’s average amount of total return swaps represented less than 1% of net assets, based on quarterly average notional amounts.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $4,019,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.60% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

REIT Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	32,046,604	—	—
Temporary Cash Investments	312,788	—	—
Swap Contracts—Assets	—	1,722	—
Swap Contracts—Liabilities	—	(599)	—
Total	32,359,392	1,123	—

D. At January 31, 2013, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)	($000)
CommonWealth REIT	4/16/13	GSI	4,974	(0.554%)[2]	(43)
CommonWealth REIT	4/16/13	GSI	4,242	(0.556%)[2]	263
CommonWealth REIT	4/16/13	GSI	1,678	(0.553%)[2]	(34)
CommonWealth REIT	4/16/13	GSI	1,618	(0.555%)[2]	26
CommonWealth REIT	8/7/13	GSI	29,711	(0.558%)[2]	1,151
Government Properties
Income Trust	12/10/13	GSI	14,249	(0.558%)[2]	282
Hospitality Propeties Trust	10/2/13	GSI	69,714	(0.552%)[2]	(354)
Senior Housing Properties Trust	8/9/13	GSI	75,950	(0.558%)[2]	(91)
Senior Housing Properties Trust	8/9/13	GSI	7,253	(0.554%)[2]	(27)
Senior Housing Properties Trust	8/9/13	GSI	2,443	(0.555%)[2]	(35)
Senior Housing Properties Trust	8/9/13	GSI	2,424	(0.553%)[2]	(15)

1 GSI—Goldman Sachs International.
2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date plus a 0.35% spread.

At January 31, 2013, the counterparty had deposited in segregated accounts securities with a value of $10,601,000 in connection with amounts due to the fund for open swap contracts.

REIT Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Realized gains of $20,447,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

During the year ended January 31, 2013, the fund realized $378,426,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2013, the fund had no ordinary income available for distribution. The fund used capital loss carryforwards of $131,846,000 to offset taxable capital gains realized during the year ended January 31,2013. At January 31,2013, the fund had available capital loss carryforwards totaling $294,470,000 to offset future net capital gains. Of this amount, $73,864,000 is subject to expiration on January 31, 2018. Capital losses of $220,606,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2013, the cost of investment securities for tax purposes was $26,789,854,000. Net unrealized appreciation of investment securities for tax purposes was $5,569,538,000, consisting of unrealized gains of $5,876,481,000 on securities that had risen in value since their purchase and $306,943,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $10,452,367,000 of investment securities and sold $3,094,759,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,026,863,000 and $821,944,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

REIT Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	760,608	35,236	616,468	31,976
Issued in Lieu of Cash Distributions	87,324	4,088	83,897	4,515
Redeemed[1]	(867,518)	(40,141)	(979,917)	(51,365)
Net Increase (Decrease) —Investor Shares	(19,586)	(817)	(279,552)	(14,874)
Admiral Shares
Issued	1,747,526	18,827	931,513	11,395
Issued in Lieu of Cash Distributions	206,798	2,265	158,554	1,998
Redeemed[1]	(803,565)	(8,745)	(600,099)	(7,419)
Net Increase (Decrease)—Admiral Shares	1,150,759	12,347	489,968	5,974
Signal Shares
Issued	851,832	34,732	566,444	25,739
Issued in Lieu of Cash Distributions	47,416	1,944	31,742	1,500
Redeemed[1]	(405,214)	(16,626)	(289,513)	(13,351)
Net Increase (Decrease)—Signal Shares	494,034	20,050	308,673	13,888
Institutional Shares
Issued	831,473	58,509	805,740	64,220
Issued in Lieu of Cash Distributions	88,358	6,253	60,743	4,947
Redeemed[1]	(333,612)	(23,653)	(329,659)	(26,151)
Net Increase (Decrease) —Institutional Shares	586,219	41,109	536,824	43,016
ETF Shares
Issued	6,065,629	93,009	2,952,696	50,521
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(822,343)	(12,800)	(1,270,170)	(23,100)
Net Increase (Decrease) —ETF Shares	5,243,286	80,209	1,682,526	27,421

1 Net of redemption fees for fiscal 2013 and 2012 of $490,000 and $2,201,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

REIT Index Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
Jan. 31, 2012			Proceeds From		Jan. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	51,097	31,390	7,589	1,131	88,862
Alexandria Real Estate Equities Inc.	255,999	90,168	30,944	7,086	315,127
American Campus Communities Inc.	169,885	175,552	28,357	4,558	338,049
Apartment Investment &
Management Co. Class A	169,368	111,291	25,711	—	274,916
Ashford Hospitality Trust Inc.	NA1	15,605	3,252	168	51,967
Associated Estates Realty Corp.	39,638	20,482	4,348	1,875	55,343
AvalonBay Communities Inc.	730,160	409,200	83,204	11,474	1,008,381
BioMed Realty Trust Inc.	163,067	58,702	22,237	6,504	217,255
Boston Properties Inc.	872,582	325,109	103,216	20,942	1,099,015
Brandywine Realty Trust	82,324	37,693	11,640	3,575	126,405
BRE Properties Inc.	221,085	79,797	26,639	2,901	270,564
Camden Property Trust	286,927	120,953	30,734	4,873	401,599
Campus Crest Communities Inc.	18,730	12,044	2,097	174	32,253
CapLease Inc.	15,361	7,401	2,238	—	27,523
CBL & Associates Properties Inc.	139,759	68,158	18,963	7,973	224,140
Cedar Realty Trust Inc.	NA1	6,345	1,485	358	23,254
Chesapeake Lodging Trust	29,717	22,334	4,623	1,831	57,111
Cogdell Spencer Inc.	11,770	623	12,394	—	—
Colonial Properties Trust	100,689	36,313	12,664	3,786	126,868
Coresite Realty Corp.	22,717	11,520	3,002	1,066	43,153
Corporate Office Properties Trust	99,468	48,461	13,697	2,671	145,959
Cousins Properties Inc.	39,291	14,512	5,274	706	57,791
CubeSmart	73,791	31,422	10,821	2,188	123,618
DCT Industrial Trust Inc.	77,573	39,393	11,584	1,284	130,337
DDR Corp.	NA1	84,667	20,640	940	279,488
DiamondRock Hospitality Co.	100,713	50,382	11,412	2,869	123,227
Digital Realty Trust Inc.	401,986	250,725	50,337	19,253	573,635
Douglas Emmett Inc.	144,724	73,093	21,629	2,162	214,347
Duke Realty Corp.	193,225	128,826	22,236	1,547	335,614
DuPont Fabros Technology Inc.	90,899	31,721	10,881	2,500	103,611
EastGroup Properties Inc.	73,381	33,247	8,361	2,920	113,225
Education Realty Trust Inc.	55,041	36,201	8,502	994	82,448
Entertainment Properties Trust	118,450	30,973	10,116	3,368	NA2

REIT Index Fund

			Current Period Transactions
	Jan. 31, 2012		Proceeds From		Jan. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
EPR Properties	NA2	11,337	5,701	2,315	151,972
Equity Lifestyle Properties Inc.	154,795	54,545	18,936	3,101	194,671
Equity Residential	1,007,899	421,871	106,227	27,131	1,233,700
Essex Property Trust Inc.	277,977	118,614	29,654	7,105	387,732
Excel Trust Inc.	21,309	19,128	3,135	995	37,766
Extra Space Storage Inc.	134,550	90,995	23,539	5,241	287,018
Federal Realty Investment Trust	338,666	134,734	47,014	11,348	469,888
FelCor Lodging Trust Inc.	25,751	10,336	3,756	—	43,963
First Industrial Realty Trust Inc.	53,925	31,796	8,886	—	101,333
First Potomac Realty Trust	42,540	12,814	4,075	—	48,444
Franklin Street Properties Corp.	42,644	17,056	6,022	1,593	67,189
Getty Realty Corp.	NA1	8,923	3,210	165	34,898
Glimcher Realty Trust	59,069	46,106	9,610	592	107,903
HCP Inc.	976,956	485,397	127,579	54,492	1,454,683
Health Care REIT Inc.	619,795	493,432	101,895	22,739	1,110,067
Healthcare Realty Trust Inc.	93,613	49,509	14,439	3,132	151,739
Hersha Hospitality Trust Class A	47,394	26,177	6,504	229	65,325
Highwoods Properties Inc.	136,758	52,528	14,483	5,835	189,621
Home Properties Inc.	162,439	63,027	17,978	6,037	212,371
Host Hotels & Resorts Inc.	661,904	232,899	75,959	13,631	840,039
Hudson Pacific Properties Inc.	NA1	24,891	3,560	470	52,550
Inland Real Estate Corp.	43,369	14,821	5,243	3,226	56,094
Investors Real Estate Trust	34,434	17,652	3,686	979	59,445
Kilroy Realty Corp.	138,935	106,156	24,331	2,923	255,449
Kimco Realty Corp.	424,002	158,484	61,674	14,984	585,251
Kite Realty Group Trust	17,237	10,623	2,218	85	30,295
LaSalle Hotel Properties	131,385	61,617	17,432	3,974	178,179
Lexington Realty Trust	69,756	35,793	11,379	4,892	117,318
Liberty Property Trust	219,807	84,758	28,743	11,817	318,803
LTC Properties Inc.	55,337	20,257	7,426	2,994	78,514
Macerich Co.	408,910	154,020	55,433	6,149	550,468
Mack-Cali Realty Corp.	142,918	47,837	16,917	7,589	165,215
Medical Properties Trust Inc.	68,359	40,613	10,169	5,233	126,256
Mid-America Apartment
Communities Inc.	135,528	65,447	17,016	5,729	186,049
Monmouth Real Estate
Investment Corp. Class A	NA1	7,740	1,599	347	24,302

REIT Index Fund

			Current Period Transactions
Jan. 31, 2012			Proceeds From		Jan. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
National Health Investors Inc.	NA1	24,939	9,325	4,275	104,258
National Retail Properties Inc.	159,430	67,873	20,529	8,499	239,868
Omega Healthcare Investors Inc.	122,651	51,499	13,520	7,731	192,333
Parkway Properties Inc.	12,200	17,147	1,430	—	NA3
Pebblebrook Hotel Trust	64,445	35,234	8,230	1,543	101,678
Pennsylvania REIT	37,104	16,385	5,890	—	67,938
Piedmont Office Realty Trust Inc.
Class A	182,718	60,602	27,922	6,848	226,058
Post Properties Inc.	128,765	59,377	17,078	1,978	182,038
Prologis Inc.	830,882	321,637	119,436	16,542	1,272,712
PS Business Parks Inc.	NA1	25,932	11,250	2,132	95,846
Public Storage	NA1	415,096	155,329	40,127	1,554,285
Ramco-Gershenson Properties Trust	25,476	16,144	3,148	953	48,952
Realty Income Corp.	276,781	110,256	41,560	12,452	541,372
Regency Centers Corp.	212,068	84,152	32,788	7,366	310,317
Retail Opportunity Investments Corp.	32,989	12,684	3,132	1,037	46,279
RLJ Lodging Trust	97,453	35,606	13,222	4,246	138,950
Sabra Health Care REIT Inc.	29,943	13,669	4,952	1,844	64,368
Simon Property Group Inc.	2,276,966	963,120	310,119	75,894	3,364,241
SL Green Realty Corp.	358,736	157,623	49,347	5,648	501,752
Sovran Self Storage Inc.	73,570	35,059	9,931	3,384	133,031
STAG Industrial Inc.	—	54,539	731	610	56,540
Strategic Hotels & Resorts Inc.	NA1	25,534	7,102	—	82,729
Summit Hotel Properties Inc.	14,567	26,563	1,853	395	40,173
Sun Communities Inc.	56,230	32,254	8,032	2,681	84,004
Sunstone Hotel Investors Inc.	62,766	56,136	9,506	—	127,199
Tanger Factory Outlet Centers	144,685	68,519	17,001	4,945	230,253
Taubman Centers Inc.	221,511	109,305	34,947	4,863	348,170
UDR Inc.	325,415	187,589	63,728	3,586	413,878
Universal Health Realty
Income Trust	27,415	10,408	3,755	980	46,002
Ventas Inc.	958,394	374,479	124,778	40,608	1,355,759

REIT Index Fund

			Current Period Transactions
	Jan. 31, 2012		Proceeds From		Jan. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Vornado Realty Trust	766,367	275,388	99,453	26,187	977,994
Washington REIT	112,317	36,752	13,323	4,389	130,785
Weingarten Realty Investors	159,043	61,765	23,414	7,698	230,036
Whitestone REIT	—	15,862	145	208	15,919
Winthrop Realty Trust	20,230	6,298	2,111	1,222	24,604
	19,388,495			661,620	30,389,916

1 Not applicable—At January 31, 2012, the issuer was not an affiliated company of the fund.
2 Not applicable—In November 2012, Entertainment Properties changed its name to EPR Properties.
3 Not applicable—At January 31, 2013, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 15, 2013

Special 2012 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $8,958,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares
Periods Ended January 31, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.45%	6.78%	12.28%
Returns After Taxes on Distributions	13.51	5.57	10.89
Returns After Taxes on Distributions and Sale of
Fund Shares	8.36	4.73	9.60

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2012	1/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,041.55	$1.23
Admiral Shares	1,000.00	1,042.32	0.51
Signal Shares	1,000.00	1,042.39	0.51
Institutional Shares	1,000.00	1,042.59	0.41
ETF Shares	1,000.00	1,042.37	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.70	0.51
Signal Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.80	0.41
ETF Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
With Hearing Impairment > 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032013

Annual Report	| January 31, 2013
Vanguard Dividend Growth Fund

> Vanguard Dividend Growth Fund returned about 13% for the fiscal year ended January 31, 2013, lagging the result for its benchmark index and the average return of peer funds.

> The broad U.S. stock market returned nearly 17% as the economy grew modestly and the Federal Reserve extended its stimulus efforts.

> Holdings in the energy sector detracted the most from the fund’s performance relative to the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	22
About Your Fund’s Expenses.	23
Trustees Approve Advisory Agreement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2013

Total
Returns
Vanguard Dividend Growth Fund	13.36%
Dividend Achievers Select Index	15.34
Large-Cap Core Funds Average	15.47
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc

Your Fund’s Performance at a Glance
January 31, 2012, Through January 31, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Dividend Growth Fund	$15.81	$17.52	$0.368	$0.000

1

Chairman’s Letter

Dear Shareholder,

Stocks of companies with growing dividends provided solid returns over the past 12 months. However, they weren’t always the first choice for investors, who seemed more open to risk as the economy showed signs of progress—albeit uneven—and the broad market advanced strongly.

The Dividend Growth Fund, which focuses on large, high-quality companies with a history of increasing dividends, had much less exposure to the surging financial sector than the broader market did. Its performance was further restrained by certain energy holdings.

For the fiscal year ended January 31, 2013, the fund returned about 13%, trailing its benchmark, the Dividend Achievers Select Index, and its large-capitalization core fund peers.

The fund’s 30-day SEC yield rose from 2.19% at the beginning of the fiscal year to 2.24% at the end. Its dividend distributions increased from about 31 cents per share to nearly 37 cents. More than 95% of the fund’s holdings at year-end had higher dividends than they did 12 months earlier.

Led by European shares, stocks saw double-digit returns
Global stock markets rose sharply in the 12 months ended January 31, with European equities delivering the most robust results. Investors seemed buoyed by progress in addressing fiscal challenges in Europe and elsewhere.

2

European stocks gained about 20% even as economic woes persisted for many countries in the region. This disparity is less unusual than it may appear. Vanguard research has found that the relationship between a country’s economic growth and its stock market returns has typically been weak over time.

In the United States, attention to federal budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to investor anxiety before policymakers reached a limited tax-rate agreement on the cusp of the new year. Although a credible long-term deficit-reduction strategy had yet to be crafted, investors propelled U.S. stocks to a gain of nearly 17% for the fund’s fiscal year.

Bonds’ advance slowed; challenges may lie ahead
The broad U.S. taxable bond market returned a little more than 2.5% for the fiscal year. That modest result contrasts with the strong returns to which bond investors may have grown accustomed.

Bonds have been in a long-running bull market, as prices climbed and yields tumbled over many years. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. Recently, however, that trend reversed, and the 10-year yield broke 2% in late January.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.03%	14.48%	4.28%
Russell 2000 Index (Small-caps)	15.47	15.98	6.31
Russell 3000 Index (Broad U.S. market)	16.90	14.60	4.44
MSCI All Country World Index ex USA (International)	13.86	7.03	-0.10

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.59%	5.41%	5.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.80	6.53	5.73
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.09	0.38

CPI
Consumer Price Index	1.59%	2.05%	1.76%

3

Bonds can provide critical diversification benefits to a portfolio, but their return prospects look much less promising than they have in recent years. As yields have dropped, the opportunity for price appreciation has greatly diminished.

(You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

As for money market funds and savings accounts, their returns barely budged as the Federal Reserve held short-term interest rates between 0% and 0.25%, a policy in place since late 2008.

Companies’ payouts were strong, especially late in calendar 2012
Dividend payments remained on the upswing over the 12 months as U.S. corporations channeled rising earnings back to shareholders in recurring and special distributions. The Dividend Growth Fund, despite trailing the large-cap core pack in returns over the last 12 months, has benefited from this environment over the past few years.

In the final months of calendar 2012, many companies issued special payouts, anticipating that tax rates on dividends would go up. Special dividends late in the year, in fact, were almost double their average level since 2005. Ultimately, the tax rate on qualified dividends was raised

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Dividend Growth Fund	0.31%	1.15%

The fund expense ratio shown is from the prospectus dated May 29, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Large-Cap Core Funds.

4

from 15% to 20% only for people earning more than $400,000 a year (or $450,000 if married).

The fund came up short as energy selections lagged
Seven of the fund’s nine industry sectors posted double-digit returns, and all nine had gains, but the advisor’s energy choices weighed on performance. The fund’s energy selections returned less than 1%, compared with about 13% for their benchmark counterparts.

The trouble was that two integrated oil and gas companies overestimated oil-field production and paid for the missteps with declining stock prices. Some of the advisor’s other energy choices helped alleviate the shortfall, but the fund’s energy holdings overall were restrained by weak demand and by deflated oil and gas prices amid a glut of natural gas. The fund’s information technology and materials sectors also underperformed because of subpar stock selection.

The fund’s top performer was the consumer discretionary sector, its second-largest by market allocation. Media companies, primarily movie and entertainment powerhouses and cable corporations, thrived as advertising and subscription revenue increased thanks to the improved economy. The health care sector was also productive for Dividend Growth as several pharmaceutical giants benefited from streamlined operations, diversification of business lines, and improved pipelines of new medicines.

Total Returns
Ten Years Ended January 31, 2013

Average
Annual Return
Dividend Growth Fund	9.80%
Dividend Growth Spliced Index	8.20
Dividend Growth Spliced Average	6.48

For a benchmark description, see the Glossary.
Dividend Growth Spliced Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

While returns for the fund’s financial holdings were not significantly shy of the benchmark’s, both Dividend Growth and its benchmark had less exposure to this robustly performing sector than the broader market. This difference is a legacy of the 2008–2009 financial crisis, when some of the sector’s strongest dividend-payers were forced to abandon their distributions. The episode raised doubts about the sector’s dividend-paying power.

Over ten years, the fund remained squarely ahead of its standards
Although the Dividend Growth Fund has trailed its benchmark index and its peer group in three of the last four years, evaluating performance over longer periods can provide more insight into the advisor’s degree of success. Indeed, the fund outperformed both of those comparative standards over the past decade. For the ten years ended January 31, 2013, the fund recorded an average annual return of 9.80%, appreciably ahead of both its benchmark’s 8.20% average return and the 6.48% average return of its peers.

Wellington Management Company, llp, the fund’s advisor, has built its reputation on the expertise of its investment professionals and the sophistication and patience of its investment process. Wellington’s approach is backed by Vanguard’s low costs, which allow you to keep more of the fund’s returns.

Following four principles can help investors succeed
Our clients often ask what they should do to cope with uncertainties in the market. How should they react? Should they do something different with their money?

The first point to keep in mind is that investing has always involved uncertainties. The financier J.P. Morgan, when asked what he thought the stock market would do, had a standard response: “It will fluctuate.”

In our view, the most sensible approach is to focus on what’s within your control. In short, we believe investors can give themselves a greater chance for success by acting on four key points:

• Goals. What are you investing for? Each goal should be measurable and attainable. Getting there shouldn’t depend on outsize returns, or on impractical budgeting requirements.

• Balance. After identifying your goals, pursue them through a balanced asset allocation using broadly diversified funds.

• Cost. You won’t be surprised to hear that we place a big emphasis on controlling cost. The lower your costs, the greater the share of an investment’s return that you keep.

• Discipline. All the rest depends on this: In the face of market turmoil, discipline and long-term perspective can help you stay on track toward your goals.

6

Successful investing doesn’t have to be complicated, but that’s not to say it’s easy. Investing can provoke strong emotions, and it’s hard to stay levelheaded during times of volatility. If you’re getting pulled off course, try to redirect your attention to the principles I’ve outlined. These principles—which reflect the core philosophy Vanguard has held for decades—can be the answer to uncertainty.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 15, 2013

7

Advisor’s Report

Vanguard Dividend Growth Fund returned 13.36% for the 12 months ended January 31, 2013, trailing the 15.34% gain of the benchmark Dividend Achievers Select Index.

The investment environment
The investment environment continues to be defined by uncertainty. But the U.S. equity markets seem comfortable with that, given their strong recent performance. As we look behind the numbers, however, it’s clear to us that large global corporations are increasingly concerned about the business environment.

A recent poll of U.S. chief financial officers offered some interesting insights. The officers believe that their companies’ earnings growth will strengthen in the next 12 months; nonetheless, they are tightening their purse strings. Capital, technology, and research spending are all set to decelerate in 2013. Employment growth is likely to grind to a standstill. Dollars spent on marketing and share repurchases will slow, as will productivity gains. This slowdown in business spending reflects uncertainty in the executive offices of America’s biggest companies.

With that as a backdrop, the risks and imbalances we have discussed in previous letters keep building, which, in our view, makes for a very tricky investment environment.

The fund’s successes
All sectors contributed positively to the fund’s absolute performance during the fiscal year, with holdings in the consumer staples, health care, and consumer discretionary sectors helping the most. Stock selection in those sectors was also the strongest relative to the benchmark. Target, Walt Disney, and Amgen were among the portfolio’s top absolute contributors.

On a “run-rate” basis, the portfolio is expected to produce asset-weighted dividend growth of 1.1% for calendar 2013. The 2012 figure was roughly 28.3%. Our run-rate calculation is a rough estimate of potential dividend growth; it simply takes a company’s declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it factor in the dollar size of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases, yet the absolute cash dividend may be small. Despite these shortcomings, we view this estimate as a reasonable report card.

The 1.1% we expect for 2013 is likely to be lower than actual results, but there will still be a major deceleration from 2012. Many companies in the fund accelerated their planned 2013 dividend payments into 2012 to try to protect shareholders from the higher dividend tax rates that were anticipated for this year. Oracle, for example, moved up its second-, third-, and fourth-quarter 2013 payments to December 2012. As a result, its dividends grew more than 80% in 2012 and are likely to decline by 40% or more in 2013.

8

Among the more notable dividend run-rate increases thus far in 2013 were those of CVS Caremark (38.5%) and Amgen (30.6%).

The fund’s shortfalls
The fund’s holdings in the materials and energy sectors failed to produce positive returns relative to our benchmark during the fiscal year, though they did boost absolute performance. Energy holdings Occidental Petroleum and BG Holdings detracted significantly from performance, but perhaps the most noteworthy detractor was Western Union, in information technology.

Although we would prefer that all stocks in the fund always perform well, it is inevitable that some will not over a given period. We assess a stock’s contribution to performance over a longer time period and with an eye consistently focused on dividend action. Through that lens, we concluded that Western Union was no longer a suitable investment for the fund, and we sold it.

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably grow their dividend payments. We seek to fulfill this objective by carefully building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are an output of this process. At the fiscal year-end, the fund had significant positions in health care, consumer discretionary, technology, energy, and industrials and was less exposed to utilities, telecommunication services, and materials.

Much of our time and energy in calendar 2012 was spent preparing the fund for a potential change in federal tax rates on dividends. We considered many potential outcomes and tested many scenarios. The government’s ultimate decision to raise rates from 15% to 20% for higher-income taxpayers proved relatively benign. Our exercise, however, was very useful. No matter how severe the scenario (the highest one implied a 43.6% tax rate on dividends), we kept concluding there was no need to change how we managed the fund. The process reinforced the virtue of an investment strategy focused on long-term dividend growth. We will maintain that path.

Donald J. Kilbride
Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP
February 12, 2013

9

Dividend Growth Fund

Fund Profile
As of January 31, 2013

Portfolio Characteristics
			DJ U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	50	147	3,595
Median Market Cap	$60.4B	$51.2B	$37.6B
Price/Earnings Ratio	16.1x	15.3x	17.2x
Price/Book Ratio	2.8x	2.9x	2.2x
Return on Equity	21.8%	23.0%	16.8%
Earnings Growth Rate	8.0%	8.0%	9.1%
Dividend Yield	2.6%	2.2%	2.0%
Foreign Holdings	8.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.31%	—	—
30-Day SEC Yield	2.24%	—	—
Short-Term Reserves	4.5%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary 16.0%		12.6%	12.2%
Consumer Staples	12.8	23.0	9.3
Energy	12.2	13.0	10.4
Financials	10.6	7.6	17.2
Health Care	18.8	8.4	11.9
Industrials	13.9	19.3	11.2
Information Technology 10.9		6.4	17.7
Materials	3.3	8.4	4.0
Telecommunication
Services	0.0	0.1	2.6
Utilities	1.5	1.2	3.5

Volatility Measures
		DJ U.S.
	Dividend	Total
	Achievers	Market
	Select	FA
	Index	Index
R-Squared	0.96	0.94
Beta	0.92	0.75

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	3.7%
Occidental Petroleum
Corp.	Integrated Oil & Gas	3.3
PepsiCo Inc.	Soft Drinks	3.1
Exxon Mobil Corp.	Integrated Oil & Gas	2.8
Roche Holding AG	Pharmaceuticals	2.6
Target Corp.	General Merchandise
	Stores	2.6
Medtronic Inc.	Health Care
	Equipment	2.6
Procter & Gamble Co.	Household Products	2.6
McDonald's Corp.	Restaurants	2.4
United Parcel Service	Air Freight &
Inc.	Logistics	2.4
Top Ten		28.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 29, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratio was 0.29%.

10

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended January 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Growth Fund	13.36%	6.31%	9.80%	$25,459
Dividend Growth Spliced Index	15.34	3.97	8.20	21,983
Dividend Growth Spliced Average	15.47	2.92	6.48	18,738
Dow Jones U.S. Total Stock Market
Float Adjusted Index	16.88	4.61	8.80	23,250

For a benchmark description, see the Glossary.
Dividend Growth Spliced Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

11

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013

Dividend Growth Fund
Dividend Growth Spliced Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	10.39%	4.05%	8.84%

12

Dividend Growth Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.5%)
Consumer Discretionary (15.3%)
Target Corp.	5,452,562	329,389
McDonald’s Corp.	3,223,170	307,136
Lowe’s Cos. Inc.	7,546,699	288,208
Omnicom Group Inc.	4,766,857	258,745
NIKE Inc. Class B	4,362,492	235,793
Mattel Inc.	5,762,615	216,847
Walt Disney Co.	3,354,955	180,765
Comcast Corp. Class A	3,328,802	126,761
		1,943,644
Consumer Staples (12.2%)
PepsiCo Inc.	5,436,526	396,051
Procter & Gamble Co.	4,316,702	324,443
CVS Caremark Corp.	4,746,635	243,028
Colgate-Palmolive Co.	2,016,991	216,564
Wal-Mart Stores Inc.	2,688,429	188,056
Coca-Cola Co.	4,943,160	184,083
		1,552,225
Energy (11.7%)
Occidental
Petroleum Corp.	4,796,735	423,408
Exxon Mobil Corp.	3,906,283	351,448
BG Group plc	14,504,134	257,435
Enbridge Inc.	5,470,132	239,264
Chevron Corp.	1,847,939	212,790
		1,484,345
Financials (10.1%)
ACE Ltd.	2,959,589	252,542
PNC Financial Services
Group Inc.	3,885,059	240,097
BlackRock Inc.	958,429	226,457
Wells Fargo & Co.	5,907,642	205,763
Chubb Corp.	1,718,177	137,987
Marsh & McLennan
Cos. Inc.	3,786,585	134,348
Public Storage	541,531	83,358
		1,280,552

		Market
		Value
	Shares	($000)
Health Care (18.0%)
Johnson & Johnson	6,314,182	466,744
Roche Holding AG	1,495,320	330,524
Medtronic Inc.	7,037,041	327,926
Pfizer Inc.	10,712,777	292,245
Cardinal Health Inc.	6,471,077	283,498
Amgen Inc.	2,668,984	228,091
Teva Pharmaceutical
Industries Ltd. ADR	5,130,800	194,919
UnitedHealth Group Inc.	2,913,630	160,862
		2,284,809
Industrials (13.3%)
United Parcel Service Inc.
Class B	3,823,155	303,138
United Technologies
Corp.	2,919,200	255,634
CH Robinson
Worldwide Inc.	3,207,210	212,157
Honeywell International
Inc.	3,089,362	210,818
Lockheed Martin Corp.	2,330,166	202,422
General Dynamics Corp.	3,003,802	199,152
Emerson Electric Co.	2,791,635	159,821
Northrop Grumman Corp.	2,229,004	144,975
		1,688,117
Information Technology (10.4%)
Automatic Data
Processing Inc.	5,038,076	298,707
Oracle Corp.	8,183,265	290,588
International Business
Machines Corp.	1,358,732	275,918
Microsoft Corp.	9,081,077	249,457
Accenture plc Class A	2,833,575	203,706
		1,318,376
Materials (3.1%)
Ecolab Inc.	3,021,226	218,737
Praxair Inc.	1,643,176	181,357
		400,094

13

Dividend Growth Fund

		Market
		Value
	Shares	($000)
Utilities (1.4%)
Dominion Resources Inc. 3,326,816		180,014
Total Common Stocks
(Cost $9,770,234)		12,132,176

	Face
	Amount
	($000)
Temporary Cash Investments (4.4%)
Repurchase Agreements (4.4%)
RBS Securities, Inc.
0.130%, 2/1/13 (Dated
1/31/13, Repurchase
Value $301,101,000,
collaterized by U.S.
Treasury Note/Bond,
0.250%–4.250%,
1/15/15–8/15/15)	301,100	301,100
Morgan Stanley & Co.,
Inc. 0.160%, 2/1/13
(Dated 1/31/13, Repurchase
Value $264,101,000,
collaterized by Federal
Home Loan Mortgage
Corp. 3.500%–6.00%,
4/1/26–1/1/43)	264,100	264,100
		565,200
Total Temporary Cash Investments
(Cost $565,200)		565,200
Total Investments (99.9%)
(Cost $10,335,434)		12,697,376
Other Assets and Liabilities (0.1%)
Other Assets		42,908
Liabilities		(36,476)
		6,432
Net Assets (100%)
Applicable to 725,249,676 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		12,703,808
Net Asset Value Per Share		$17.52

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	10,439,721
Undistributed Net Investment Income	1,023
Accumulated Net Realized Losses	(98,897)
Unrealized Appreciation (Depreciation)
Investment Securities	2,361,942
Foreign Currencies	19
Net Assets	12,703,808

See Note A in Notes to Financial Statements.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Dividends[1]	271,162
Interest	634
Security Lending	642
Total Income	272,438
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,108
Performance Adjustment	(277)
The Vanguard Group—Note C
Management and Administrative	17,521
Marketing and Distribution	2,709
Custodian Fees	137
Auditing Fees	27
Shareholders’ Reports	158
Trustees’ Fees and Expenses	27
Total Expenses	31,410
Net Investment Income	241,028
Realized Net Gain (Loss)
Investment Securities Sold	(32,146)
Foreign Currencies	8
Realized Net Gain (Loss)	(32,138)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,166,447
Foreign Currencies	19
Change in Unrealized Appreciation (Depreciation)	1,166,466
Net Increase (Decrease) in Net Assets Resulting from Operations	1,375,356
1 Dividends are net of foreign withholding taxes of $2,183,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	241,028	139,217
Realized Net Gain (Loss)	(32,138)	43,067
Change in Unrealized Appreciation (Depreciation)	1,166,466	483,727
Net Increase (Decrease) in Net Assets Resulting from Operations	1,375,356	666,011
Distributions
Net Investment Income	(246,574)	(135,265)
Realized Capital Gain	—	—
Total Distributions	(246,574)	(135,265)
Capital Share Transactions
Issued	4,594,475	4,174,976
Issued in Lieu of Cash Distributions	216,370	117,021
Redeemed	(2,064,522)	(989,177)
Net Increase (Decrease) from Capital Share Transactions	2,746,323	3,302,820
Total Increase (Decrease)	3,875,105	3,833,566
Net Assets
Beginning of Period	8,828,703	4,995,137
End of Period[1]	12,703,808	8,828,703
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,023,000 and $6,561,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.81	$14.68	$12.82	$10.42	$14.38
Investment Operations
Net Investment Income	.357	.317	.283	.291	.264
Net Realized and Unrealized Gain (Loss)
on Investments	1.721	1.126	1.850	2.401	(3.960)
Total from Investment Operations	2.078	1.443	2.133	2.692	(3.696)
Distributions
Dividends from Net Investment Income	(.368)	(.313)	(.273)	(.292)	(.264)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.368)	(.313)	(.273)	(.292)	(.264)
Net Asset Value, End of Period	$17.52	$15.81	$14.68	$12.82	$10.42

Total Return[1]	13.36%	9.90%	16.85%	26.01%	-25.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,704	$8,829	$4,995	$2,814	$1,745
Ratio of Total Expenses to Average
Net Assets[2]	0.29%	0.31%	0.34%	0.38%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.28%	2.25%	2.59%	2.25%
Portfolio Turnover Rate	11%	13%	17%	24%	28%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

18

Dividend Growth Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index for periods prior to February 1, 2010, and the current benchmark, the Dividend Achievers Select Index, beginning February 1, 2010. The benchmark change was fully phased in on January 31, 2013. For the year ended January 31, 2013, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before a decrease of $277,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $1,590,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,544,216	587,960	—
Temporary Cash Investments	—	565,200	—
Total	11,544,216	1,153,160	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

19

Dividend Growth Fund

During the year ended January 31, 2013, the fund realized net foreign currency gains of $8,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2013, the fund had $10,102,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $17,413,000 to offset taxable capital gains realized during the year ended January 31, 2013. At January 31, 2013, the fund had available capital losses totaling $98,481,000 to offset future net capital gains. Of this amount, $45,895,000 is subject to expiration on January 31, 2018. Capital losses of $52,586,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2013, the cost of investment securities for tax purposes was $10,335,434,000. Net unrealized appreciation of investment securities for tax purposes was $2,361,942,000, consisting of unrealized gains of $2,395,390,000 on securities that had risen in value since their purchase and $33,448,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $3,943,314,000 of investment securities and sold $1,145,731,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	278,157	276,882
Issued in Lieu of Cash Distributions	13,395	7,601
Redeemed	(124,792)	(66,333)
Net Increase (Decrease) in Shares Outstanding	166,760	218,150

H. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 15, 2013

Special 2012 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $246,574,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	13.36%	6.31%	9.80%
Returns After Taxes on Distributions	12.97	5.97	9.45
Returns After Taxes on Distributions and Sale of Fund Shares	8.21	5.03	8.16

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2012	1/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,082.62	$1.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services to the fund. The firm has advised the fund since its inception in 1992.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that since the fund’s reconstituted dividend growth mandate, which began in 2002, long-term performance has been strong. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Average: Based on the Utility Funds Average through December 6, 2002, and the Large-Cap Core Funds Average thereafter.

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032013

Annual Report	| January 31, 2013
Vanguard Dividend Appreciation Index Fund

> Vanguard Dividend Appreciation Index Fund returned about 15% for the fiscal year ended January 31, 2013, in line with the return of its benchmark and just shy of the average return of its large-capitalization core peers.

> The broad U.S. stock market returned nearly 17% as the economy displayed modest growth and the Federal Reserve continued its stimulus programs.

> All ten of the index’s market sectors rose, with consumer staples adding the most to return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea  novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2013

Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	15.15%
ETF Shares
Market Price	15.20
Net Asset Value	15.29
Dividend Achievers Select Index	15.34
Large-Cap Core Funds Average	15.47
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2012, Through January 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$22.42	$25.23	$0.540	$0.000
ETF Shares	56.04	63.08	1.410	0.000

1

Chairman’s Letter

Dear Shareholder,

The stocks of companies that have increased their dividends remained attractive over your fund’s fiscal year, but other corners of the market also proved enticing for investors as the economy slowly expanded and stocks climbed. For the 12 months ended January 31, 2013, Vanguard Dividend Appreciation Index Fund returned about 15%. The fund’s return was in line with that of its benchmark, the Dividend Achievers Select Index, and just behind the average return of large-capitalization core funds.

The Dividend Appreciation Index Fund focuses on large, high-quality companies with a history of increasing dividends. The securities in the index it seeks to track tended to lag the broad market’s pacesetters over the year. It had much less exposure to the surging financial sector, for example, than the broader market did.

Partly because of the fund’s rising share price, the 30-day SEC yield for the fund’s Investor Shares declined from 2.15% at the beginning of the fiscal year to 2.06% at the end. The fund’s per-share distributions increased from 44.4 cents to 54.0 cents over the past year, a gain of about 22% in dividend distributions. Over 95% of the fund’s holdings at year-end 2012 had increased their dividend in the prior year.

2

Led by European shares, stocks saw double-digit returns
Global stock markets rose sharply in the 12 months ended January 31, with European equities delivering the most robust results. Investors seemed buoyed by progress in addressing fiscal challenges there and elsewhere.

European stocks gained about 20% even as many countries in the region continued to struggle with economic woes. This disparity isn’t as unusual as it may appear. Vanguard research has found that the relationship between a country’s economic growth and its stock market returns has typically been weak over time.

In the United States, attention to federal budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to investor anxiety before policymakers reached a limited tax-rate agreement on the cusp of the new year. Although a credible long-term deficit-reduction strategy has yet to be crafted, investors propelled U.S. stocks to a gain of nearly 17% for the fund’s fiscal year.

Bonds’ advance slowed; challenges may lie ahead
The broad U.S. taxable bond market returned a little more than 2.5% for the fiscal year. That modest result contrasts with the strong returns to which bond investors may have grown accustomed.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.03%	14.48%	4.28%
Russell 2000 Index (Small-caps)	15.47	15.98	6.31
Russell 3000 Index (Broad U.S. market)	16.90	14.60	4.44
MSCI All Country World Index ex USA (International)	13.86	7.03	-0.10

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.59%	5.41%	5.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.80	6.53	5.73
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.09	0.38

CPI
Consumer Price Index	1.59%	2.05%	1.76%

3

Bonds have been in a long-running bull market, as prices climbed and yields tumbled over many years. (Bond prices and yields move in opposite directions.) Indeed, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. Recently, however, that trend reversed, and the 10-year yield broke 2% in late January.

Bonds can provide critical diversification benefits to a portfolio, but their return prospects look much less promising than in recent years. As yields have dropped, the opportunity for price appreciation has greatly diminished. (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

As for money market funds and savings accounts, their returns barely budged as the Federal Reserve held short-term interest rates between 0% and 0.25%, a policy in place since late 2008.

Investors found other options, but dividends were still darlings
Dividend payments are alive and well as many U.S. corporations continue to funnel rising earnings back to shareholders in the form of both recurring and special cash distributions. During the financial crisis, strapped companies reduced or even eliminated dividend payments. But improved profits, large cash positions, and favorable tax rates have helped put the focus back on dividends, to the benefit of the Dividend Appreciation Index Fund.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
Dividend Appreciation Index Fund	0.25%	0.13%	1.15%

The fund expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the fund’s expense ratios were 0.20% for Investor Shares and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Large-Cap Core Funds.

4

In the final months of calendar year 2012, many companies issued special payouts in anticipation of rising tax rates for dividends. Ultimately, the tax rate on qualified dividends rose from 15% to 20% only for upper-income individuals and households.

All ten industry sectors advanced during the period, with the fund’s largest allocation––consumer staples––contributing the most to return. Nearly one-quarter of the fund’s holdings, on average during the period, were in the consumer staples sector, a bastion for dividend-paying stocks. Giant household product corporations, major soft drink companies, supercenters, and drugstores were among the top producers. Many distributed hefty payouts and controlled significant market share in their industries. In some cases, international sales also boosted their bottom lines.

Although the financial sector isn’t one of the fund’s largest, its return of nearly 25% lifted performance. The improved investment climate helped asset managers, while several insurance firms performed well even as they grappled with costs related to Hurricane Sandy. Still, the fund’s allocation to this robust sector was significantly less than its representation in the broader market. Some of the sector’s strongest dividend-payers were forced to abandon their distributions during the financial crisis and didn’t qualify for inclusion in the fund’s universe of potential stocks because they haven’t increased their dividends for ten straight years.

Total Returns
Inception Through January 31, 2013

Average
Annual Return
Dividend Appreciation Index Fund Investor Shares (Returns since inception: 4/27/2006)	5.49%
Dividend Achievers Select Index	5.77
Large-Cap Core Funds Average	3.02
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund also received double-digit returns from consumer discretionary, materials, energy, utilities, and health care stocks as overall economic expansion and increased spending by consumers and corporations bolstered profits. Long-awaited, if modest, improvement in the housing market has invigorated multiple industries within several of those sectors—homebuilders, home improvement stores, and chemical companies among them.

Dividend-payers have been stock market stalwarts
The Dividend Appreciation Index Fund has recorded an average annual return of 5.49% for Investor Shares since their inception on April 27, 2006, closely tracking its expense-free benchmark.

Although the fund struggled during the financial crisis, its high-quality, dividend-paying stocks helped it weather the extreme volatility better than the broader stock market, which notched an average annual return of 4.37% over the same period (as measured by the Russell 3000 Index). The fund also surpassed the 3.02% showing of its large-cap core fund peers.

Vanguard Equity Investment Group, the investment advisor, is responsible for the fund’s index-tracking success. The group seeks to capture the returns of an index composed of stocks with a long-term record of increasing dividends, a mission backed by its experienced professionals and sophisticated indexing strategies, and Vanguard’s low costs.

Following four principles can help investors succeed
Our clients often ask what they should do to cope with uncertainties in the market. How should they react? Should they do something different with their money?

The first point to keep in mind is that investing has always involved uncertainties. The financier J.P. Morgan, when asked what he thought the stock market would do, had a standard response: “It will fluctuate.”

In our view at Vanguard, the most sensible approach is to focus on what’s within an investor’s control. In short, we believe investors can give themselves a greater chance for success by acting on four key points:

• Goals. What are you investing for? Each goal should be measurable and attainable. Getting there shouldn’t depend on outsize returns, or on impractical budgeting requirements.

• Balance. After identifying your goals, pursue them through a balanced asset allocation using broadly diversified funds.

• Cost. You won’t be surprised to hear that we place a big emphasis on controlling cost. The lower your costs, the greater the share of an investment’s return that you keep.

6

• Discipline. All the rest depends on this: In the face of market turmoil, discipline and a long-term perspective can help you stay on track toward reaching your goals.

Successful investing doesn’t have to be complicated, but that’s not to say it’s easy. Investing can provoke strong emotions, and it’s hard to stay level-

Investment insight
Dividend-growth focus leads to divergence from the broad market
As an investor in Vanguard Dividend Appreciation Index Fund, you should be aware that its holdings differ notably from the broad stock market’s, and that its results may too. Your fund seeks to track the Dividend Achievers Select Index, which excludes the stocks of companies that haven’t consistently increased dividends. By contrast, broad market indexes, such as the Russell 3000 Index, include all stocks, those that pay dividends and those that don’t.

The difference in approaches is reflected in the weightings of various industry sectors in the indexes (see the accompanying chart). Vanguard generally advises that funds that have a relatively narrow focus, such as the Dividend Appreciation Index Fund, play a supporting—rather than a lead—role in a balanced, diversified portfolio.

Dividend Achievers Select Index (sector diversification as of 1/31/2013)

Dividend Achievers Select Index
Russell 3000 Index

Source: Vanguard.

7

headed during times of volatility. If you’re getting pulled off course, try to redirect your attention to the principles I’ve outlined. These principles—which reflect the core philosophy Vanguard has held for decades—can be the answer to uncertainty.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 13, 2013

8

Dividend Appreciation Index Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VDAIX	VIG
Expense Ratio[1]	0.25%	0.13%
30-Day SEC Yield	2.06%	2.12%

Portfolio Characteristics
			DJ U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	154	147	3,595
Median Market Cap	$51.2B	$51.2B	$37.6B
Price/Earnings Ratio	15.6x	15.3x	17.2x
Price/Book Ratio	3.0x	2.9x	2.2x
Return on Equity	23.0%	23.0%	16.8%
Earnings Growth Rate	7.9%	8.0%	9.1%
Dividend Yield	2.2%	2.2%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	15%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
		DJ U.S.
	Dividend	Total
	Achievers	Market
	Select	FA
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.80

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Procter & Gamble Co.	Household Products	4.3%
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	4.1
PepsiCo Inc.	Soft Drinks	4.1
Coca-Cola Co.	Soft Drinks	4.0
Chevron Corp.	Integrated Oil & Gas	4.0
International Business	IT Consulting &
Machines Corp.	Other Services	4.0
Exxon Mobil Corp.	Integrated Oil & Gas	3.9
McDonald's Corp.	Restaurants	3.7
United Technologies	Aerospace &
Corp.	Defense	3.2
Abbott Laboratories	Health Care
	Equipment	2.9
Top Ten		38.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 29, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.20% for Investor Shares and 0.10% for ETF Shares.

9

Dividend Appreciation Index Fund

Sector Diversification (% of equity exposure)
			DJ U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary 13.6%		12.6%	12.2%
Consumer Staples	23.2	23.0	9.3
Energy	12.5	13.0	10.4
Financials	6.8	7.6	17.2
Health Care	7.4	8.4	11.9
Industrials	19.9	19.3	11.2
Information Technology	6.6	6.4	17.7
Materials	8.6	8.4	4.0
Telecommunication
Services	0.1	0.1	2.6
Utilities	1.3	1.2	3.5

10

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 27, 2006, Through January 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended January 31, 2013

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/27/2006)	Investment

Dividend Appreciation Index Fund
Investor Shares	15.15%	5.59%	5.49%	$14,357

Dividend Achievers Select Index	15.34	5.86	5.77	14,615

Large-Cap Core Funds Average	15.47	2.92	3.02	12,232
Dow Jones U.S. Total Stock Market
Float Adjusted Index	16.88	4.61	4.55	13,516

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/21/2006)	Investment
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	15.29%	5.72%	5.65%	$14,513
Dividend Achievers Select Index	15.34	5.86	5.80	14,657
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.88	4.61	4.50	13,479

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Dividend Appreciation Index Fund

Cumulative Returns of ETF Shares: April 21, 2006, Through January 31, 2013

			Since
	One	Five	Inception
	Year	Years	(4/21/2006)
Dividend Appreciation Index Fund ETF
Shares Market Price	15.20%	32.74%	45.14%
Dividend Appreciation Index Fund ETF
Shares Net Asset Value	15.29	32.08	45.13
Dividend Achievers Select Index	15.34	32.95	46.57

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): April 27, 2006, Through January 31, 2013

Dividend Appreciation Index Fund Investor Shares
Dividend Achievers Select Index

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	11.50%	3.46%	4.66%
ETF Shares	4/21/2006
Market Price		11.58	3.60	4.81
Net Asset Value		11.61	3.58	4.81

12

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (13.5%)
McDonald’s Corp.	6,186,617	589,523
Lowe’s Cos. Inc.	7,173,223	273,945
Target Corp.	4,367,827	263,860
NIKE Inc. Class B	4,758,430	257,193
TJX Cos. Inc.	4,745,876	214,419
VF Corp.	813,354	120,035
McGraw-Hill Cos. Inc.	1,834,403	105,515
Ross Stores Inc.	1,362,570	81,345
Genuine Parts Co.	993,440	67,584
Family Dollar Stores Inc.	913,567	51,799
Tiffany & Co.	777,182	51,100
Polaris Industries Inc.	424,225	36,946
John Wiley & Sons Inc.
Class A	362,156	13,870
Cracker Barrel Old
Country Store Inc.	154,547	10,018
Matthews International
Corp. Class A	185,076	6,063
NACCO Industries Inc.
Class A	42,045	2,740
		2,145,955
Consumer Staples (23.3%)
Procter & Gamble Co.	9,036,197	679,161
Wal-Mart Stores Inc.	9,385,698	656,530
PepsiCo Inc.	8,869,842	646,168
Coca-Cola Co.	17,188,584	640,103
Colgate-Palmolive Co.	3,100,546	332,906
Walgreen Co.	5,949,481	237,741
Archer-Daniels-
Midland Co.	4,314,651	123,097
JM Smucker Co.	725,369	64,289
Hormel Foods Corp.	1,607,344	55,630
Brown-Forman Corp.
Class B	849,135	54,939
Church & Dwight Co. Inc.	920,317	53,185
Bunge Ltd.	660,702	52,632
McCormick & Co. Inc.	841,505	52,468

		Market
		Value•
	Shares	($000)
Nu Skin Enterprises Inc.
Class A	415,871	17,616
Casey’s General Stores Inc.	269,386	14,743
Lancaster Colony Corp.	181,170	12,946
^ Tootsie Roll Industries Inc.	252,536	6,844
Andersons Inc.	115,908	5,465
Sanderson Farms Inc.	402	20
		3,706,483
Energy (12.4%)
Chevron Corp.	5,513,363	634,864
Exxon Mobil Corp.	6,966,140	626,744
Occidental
Petroleum Corp.	3,697,110	326,344
EOG Resources Inc.	1,795,364	224,384
Murphy Oil Corp.	1,287,856	76,653
Helmerich & Payne Inc.	720,752	46,373
Energen Corp.	465,623	22,415
CARBO Ceramics Inc.	171,099	13,707
		1,971,484
Financials (6.7%)
Franklin Resources Inc.	1,394,060	190,819
Aflac Inc.	3,268,146	173,408
ACE Ltd.	1,589,004	135,590
Chubb Corp.	1,683,034	135,164
T. Rowe Price Group Inc.	1,554,831	111,093
WR Berkley Corp.	865,586	35,636
SEI Investments Co.	1,179,857	31,809
HCC Insurance
Holdings Inc.	672,426	26,009
Eaton Vance Corp.	718,137	25,997
Brown & Brown Inc.	933,813	25,530
PartnerRe Ltd.	288,288	25,280
Erie Indemnity Co.
Class A	314,788	22,457
Commerce Bancshares Inc.	578,559	21,725
RenaissanceRe
Holdings Ltd.	232,016	19,870
Prosperity Bancshares Inc.	352,935	15,921

13

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
AlterraCapital
Holdings Ltd.	492,984	15,021
UMB Financial Corp.	279,804	12,387
StanCorp Financial
Group Inc.	289,572	11,261
RLI Corp.	132,775	9,163
Bank of the Ozarks Inc.	236,747	8,599
Bancfirst Corp.	114,349	4,677
1stSource Corp.	182,391	4,122
Republic Bancorp Inc.
Class A	141,160	3,172
First Financial Corp.	104,283	3,146
Southside Bancshares Inc.	15,679	331
Westamerica
Bancorporation	516	23
		1,068,210
Health Care (7.3%)
AbbottLaboratories	13,721,164	464,873
Medtronic Inc.	5,990,488	279,157
Stryker Corp.	2,261,756	141,699
Becton Dickinson and Co.	1,272,489	106,940
Cardinal Health Inc.	2,184,956	95,723
CRBard Inc.	542,193	55,342
Owens& Minor Inc.	427,364	13,081
West Pharmaceutical
Services Inc.	214,833	12,720
		1,169,535
Industrials (19.8%)
United
Technologies Corp.	5,850,660	512,342
3MCo.	4,323,825	434,761
Caterpillar Inc.	4,264,920	419,625
EmersonElectric Co.	4,858,408	278,144
IllinoisTool Works Inc.	2,986,234	187,625
General Dynamics Corp.	2,322,613	153,989
Norfolk Southern Corp.	1,976,609	136,129
WW Grainger Inc.	452,116	98,480
Fastenal Co.	1,963,795	97,561
Parker Hannifin Corp.	941,686	87,548
Stanley Black &
Decker Inc.	1,118,196	85,911
Dover Corp.	1,218,107	84,269
Roper Industries Inc.	635,046	74,586
CHRobinson
Worldwide Inc.	1,066,074	70,521
Pentair Ltd.	1,212,902	61,470
Expeditors International
of Washington Inc.	1,329,906	57,053
Donaldson Co. Inc.	912,225	34,309
Cintas Corp.	797,884	33,719
Lincoln Electric
Holdings Inc.	514,030	27,722
Nordson Corp.	406,317	27,475
Valmont Industries Inc.	176,764	25,758

			Market
			Value
		Shares	($000)
	Carlisle Cos. Inc.	392,754	25,195
	Graco Inc.	386,816	22,126
	AO Smith Corp.	251,147	17,399
	CLARCORInc.	321,817	16,239
	Rollins Inc.	628,095	15,526
	Mine Safety Appliances Co.	242,386	11,203
	Brady Corp. Class A	319,316	11,141
	Franklin Electric Co. Inc.	155,902	10,371
	ABMIndustries Inc.	339,591	7,444
	Lindsay Corp.	73,891	6,875
	Raven Industries Inc.	231,398	6,232
	Tennant Co.	126,558	5,827
	McGrath RentCorp	173,377	5,182
	Gorman-Rupp Co.	149,021	4,529
			3,154,286
Information Technology (6.5%)
	International Business
	Machines Corp.	3,112,900	632,137
	Automatic Data
	Processing Inc.	3,201,474	189,815
	Maxim Integrated
	Products Inc.	1,857,400	58,415
	Linear Technology Corp.	1,570,017	57,494
	Harris Corp.	770,738	35,608
	FactSet Research
	Systems Inc.	289,687	26,802
	Jack Henry &
	Associates Inc.	543,670	22,552
	Badger Meter Inc.	97,560	4,828
	Cass Information
	Systems Inc.	91,562	3,553
			1,031,204
Materials (8.5%)
	Monsanto Co.	3,357,971	340,330
	Praxair Inc.	1,963,204	216,679
	Ecolab Inc.	1,976,731	143,115
^	PPG Industries Inc.	965,644	133,133
	Air Products &
	Chemicals Inc.	1,374,685	120,189
	Sherwin-WilliamsCo.	657,331	106,580
	Sigma-Aldrich Corp.	773,916	59,847
	Valspar Corp.	570,097	37,786
	AlbemarleCorp.	609,257	37,354
	International Flavors &
	Fragrances Inc.	515,000	36,271
	Royal Gold Inc.	442,613	33,050
	RPM International Inc.	821,589	25,642
	Bemis Co. Inc.	675,296	24,095
	Aptargroup Inc.	413,008	21,282
	HB Fuller Co.	310,333	12,128
	Stepan Co.	144,090	8,452
	Axiall Corp.	23,904	1,343
			1,357,276

14

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (0.1%)
Telephone & Data
Systems Inc.	611,924	15,475
Atlantic Tele-Network Inc.	106,646	4,616
		20,091
Utilities (1.3%)
ONEOK Inc.	1,240,451	58,314
National Fuel Gas Co.	560,198	30,475
MDU Resources
Group Inc.	1,189,873	27,748
Aqua America Inc.	916,238	24,949
UGI Corp.	638,969	22,517
South Jersey
Industries Inc.	196,576	10,670
MGE Energy Inc.	151,094	7,916
American States Water Co.	128,688	6,505
SJW Corp.	124,384	3,373
Northeast Utilities	66,513	2,709
Connecticut Water
Service Inc.	59,793	1,772
York Water Co.	83,300	1,575
Questar Corp.	36,620	851
New Jersey
Resources Corp.	792	33
		199,407
Total Common Stocks
(Cost $13,342,328)		15,823,931
Temporary Cash Investment (0.5%)[1]
Money Market Fund (0.5%)
[2,3] Vanguard Market
Liquidity Fund, 0.143%
(Cost $89,342)	89,342,216	89,342
Total Investments (99.9%)
(Cost $13,431,670)		15,913,273
Other Assets and Liabilities (0.1%)
Other Assets		1,540,782
Liabilities[3]		(1,531,532)
		9,250
Net Assets (100%)		15,922,523

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	15,823,931
Affiliated Vanguard Funds	89,342
Total Investments in Securities	15,913,273
Receivables for Investment
Securities Sold	1,518,030
Receivables for Capital Shares Issued	4,573
Other Assets	18,179
Total Assets	17,454,055
Liabilities
Payables for Investment
Securities Purchased	1,425,957
Security Lending Collateral
Payable to Brokers	84,536
Other Liabilities	21,039
Total Liabilities	1,531,532
Net Assets	15,922,523

15

Dividend Appreciation Index Fund

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	13,680,779
Undistributed Net Investment Income	7,013
Accumulated Net Realized Losses	(246,770)
Unrealized Appreciation (Depreciation)
Investment Securities	2,481,603
Futures Contracts	(102)
Net Assets	15,922,523

Investor Shares—Net Assets
Applicable to 111,111,256 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,803,797
Net Asset Value Per Share—
Investor Shares	$25.23

ETF Shares—Net Assets
Applicable to 207,985,114 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,118,726
Net Asset Value Per Share—
ETF Shares	$63.08

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $80,967,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $84,536,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Dividends	347,782
Interest[1]	8
Security Lending	622
Total Income	348,412
Expenses
The Vanguard Group—Note B
Investment Advisory Services	845
Management and Administrative—Investor Shares	4,010
Management and Administrative—ETF Shares	7,242
Marketing and Distribution—Investor Shares	652
Marketing and Distribution—ETF Shares	3,021
Custodian Fees	109
Auditing Fees	27
Shareholders’ Reports—Investor Shares	27
Shareholders’ Reports—ETF Shares	314
Trustees’ Fees and Expenses	14
Total Expenses	16,261
Net Investment Income	332,151
Realized Net Gain (Loss) on Investment Securities Sold	481,383
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,192,563
Futures Contracts	(102)
Change in Unrealized Appreciation (Depreciation)	1,192,461
Net Increase (Decrease) in Net Assets Resulting from Operations	2,005,995
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	332,151	195,210
Realized Net Gain (Loss)	481,383	(953)
Change in Unrealized Appreciation (Depreciation)	1,192,461	547,378
Net Increase (Decrease) in Net Assets Resulting from Operations	2,005,995	741,635
Distributions
Net Investment Income
Investor Shares	(56,344)	(35,636)
ETFShares	(276,499)	(156,111)
Realized Capital Gain
Investor Shares	—	—
ETFShares	—	—
Total Distributions	(332,843)	(191,747)
Capital Share Transactions
Investor Shares	295,165	687,152
ETFShares	2,071,585	4,240,039
Net Increase (Decrease) from Capital Share Transactions	2,366,750	4,927,191
Total Increase (Decrease)	4,039,902	5,477,079
Net Assets
Beginning of Period	11,882,621	6,405,542
End of Period[1]	15,922,523	11,882,621
1 Net Assets—End of Period includes undistributed net investment income of $7,013,000 and $7,705,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.42	$21.33	$18.33	$14.79	$21.40
Investment Operations
Net Investment Income	.538	.445	.392	.369	.387
Net Realized and Unrealized Gain (Loss)
on Investments	2.812	1.089	3.006	3.543	(6.614)
Total from Investment Operations	3.350	1.534	3.398	3.912	(6.227)
Distributions
Dividends from Net Investment Income	(.540)	(.444)	(.398)	(.372)	(.383)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.540)	(.444)	(.398)	(.372)	(.383)
Net Asset Value, End of Period	$25.23	$22.42	$21.33	$18.33	$14.79

Total Return[1]	15.15%	7.34%	18.75%	26.80%	-29.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,804	$2,206	$1,421	$613	$386
Ratio of Total Expenses to
Average Net Assets	0.20%	0.25%	0.30%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.32%	2.14%	2.13%	2.24%	2.25%
Portfolio Turnover Rate[2]	15%	14%	15%	20%	34%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$56.04	$53.32	$45.81	$36.96	$53.48
Investment Operations
Net Investment Income	1.401	1.173	1.034	.973	1.032
Net Realized and Unrealized Gain (Loss)
on Investments	7.049	2.719	7.524	8.856	(16.526)
Total from Investment Operations	8.450	3.892	8.558	9.829	(15.494)
Distributions
Dividends from Net Investment Income	(1.410)	(1.172)	(1.048)	(.979)	(1.026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.410)	(1.172)	(1.048)	(.979)	(1.026)
Net Asset Value, End of Period	$63.08	$56.04	$53.32	$45.81	$36.96

Total Return	15.29%	7.46%	18.91%	26.95%	-29.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,119	$9,677	$4,985	$1,918	$805
Ratio of Total Expenses to
Average Net Assets	0.10%	0.13%	0.18%	0.23%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.42%	2.26%	2.25%	2.36%	2.37%
Portfolio Turnover Rate[1]	15%	14%	15%	20%	34%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2013, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

21

Dividend Appreciation Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $1,978,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. At January 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2013	1,000	74,665	(102)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

22

Dividend Appreciation Index Fund

are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2013, the fund realized $425,345,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2013, the fund had $12,380,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $37,303,000 to offset taxable capital gains realized during the year ended January 31, 2013. At January 31, 2013, the fund had available capital losses totaling $246,844,000 to offset future net capital gains. Of this amount, $191,649,000 is subject to expiration dates; $609,000 may be used to offset future net capital gains through January 31, 2016, $22,242,000 through January 31, 2017, $146,149,000 through January 31, 2018, and $22,649,000 through January 31, 2019. Capital losses of $55,195,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2013, the cost of investment securities for tax purposes was $13,431,698,000. Net unrealized appreciation of investment securities for tax purposes was $2,481,575,000, consisting of unrealized gains of $2,526,715,000 on securities that had risen in value since their purchase and $45,140,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $5,629,072,000 of investment securities and sold $3,364,163,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,343,152,000 and $1,269,889,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	952,479	40,707	1,067,783	49,431
Issued in Lieu of Cash Distributions	46,434	1,980	30,641	1,454
Redeemed	(703,748)	(29,978)	(411,272)	(19,093)
Net Increase (Decrease)—Investor Shares	295,165	12,709	687,152	31,792
ETF Shares
Issued	3,350,319	56,407	4,439,908	82,895
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,278,734)	(21,100)	(199,869)	(3,700)
Net Increase (Decrease)—ETF Shares	2,071,585	35,307	4,240,039	79,195

H. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Appreciation Index Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2013

Special 2012 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $332,843,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares
Periods Ended January 31, 2013

			Since
	One	Five	Inception
	Year	Years	(4/27/2006)
Returns Before Taxes	15.15%	5.59%	5.49%
Returns After Taxes on Distributions	14.75	5.25	5.18
Returns After Taxes on Distributions and Sale of
Fund Shares	9.25	4.45	4.41

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2012	1/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,105.27	$0.90
ETF Shares	1,000.00	1,106.08	0.53
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.35	$0.87
ETF Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.17% for Investor Shares and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
Independent Trustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001. [2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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With Hearing Impairment > 800-749-7273	investing in the funds.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2013: $173,000
Fiscal Year Ended January 31, 2012: $172,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2013: $4,809,780
Fiscal Year Ended January 31, 2012: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2013: $1,812,565
Fiscal Year Ended January 31, 2012: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended January 31, 2013: $490,518
Fiscal Year Ended January 31, 2012: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended January 31, 2013: $16,000
Fiscal Year Ended January 31, 2012: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2013: $506,518
Fiscal Year Ended January 31, 2012: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 20, 2013

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 20, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.